                              BJ SERVICES COMPANY

                            (a Delaware corporation)

                       Convertible Senior Notes due 2022

                          ----------------------------

                                   INDENTURE

                           Dated as of April 24, 2002

                          ----------------------------

                             THE BANK OF NEW YORK
                                    Trustee

                                Table of Contents
                                -----------------

                                                                         Page
                                                                         ----

                                  ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.     Definitions............................................................................1
Section 1.02.     Other Definitions......................................................................7
Section 1.03.     Rules of Construction..................................................................8
Section 1.04.     Acts of Holders........................................................................8

                                  ARTICLE II

                                THE SECURITIES

Section 2.01.     Form and Dating........................................................................9
Section 2.02.     Execution and Authentication..........................................................10
Section 2.03.     Registrar, Paying Agent, Conversion Agent and Depositary..............................10
Section 2.04.     Paying Agent To Hold Money and Securities in Trust....................................11
Section 2.05.     Securityholder Lists..................................................................11
Section 2.06.     Transfer and Exchange.................................................................11
Section 2.07.     Replacement Securities................................................................12
Section 2.08.     Outstanding Securities; Determinations of Holders' Action.............................13
Section 2.09.     Temporary Securities..................................................................14
Section 2.10.     Cancellation..........................................................................14
Section 2.11.     Restricted Global Securities..........................................................14
Section 2.12.     Transfer Restriction..................................................................15
Section 2.13.     CUSIP Numbers.........................................................................21

                                  ARTICLE III

                            REDEMPTION AND PURCHASES

Section 3.01.     Right to Redeem; Notices to Trustee...................................................22
Section 3.02.     Tax Event Redemption..................................................................22
Section 3.03.     Selection of Securities to Be Redeemed................................................22
Section 3.04.     Notice of Redemption..................................................................23
Section 3.05.     Effect of Notice of Redemption........................................................24
Section 3.06.     Deposit of Redemption Price...........................................................24
Section 3.07.     Securities Redeemed in Part...........................................................24
Section 3.08.     [Reserved]............................................................................24
Section 3.09.     Purchase of Securities at the Option of the Holder....................................24
Section 3.10.     Purchase of Securities at Option of the Holder upon Change in Control.................31

Section 3.11.     Effect of Purchase Notice or Change in Control Purchase Notice........................35
Section 3.12.     Deposit of Purchase Price or Change in Control Purchase Price.........................36
Section 3.13.     Securities Purchased in Part..........................................................36
Section 3.14.     Covenant to Comply With Securities Laws Upon Purchase of Securities...................36
Section 3.15.     Repayment to the Company..............................................................37

                                  ARTICLE IV

                                   COVENANTS

Section 4.01.     Payment of Securities.................................................................37
Section 4.02.     SEC Reports...........................................................................37
Section 4.03.     Compliance Certificate; Notice of Defaults............................................38
Section 4.04.     Further Instruments and Acts..........................................................38
Section 4.05.     Maintenance of Office or Agency.......................................................38

                                  ARTICLE V

                           SUCCESSOR CORPORATION

Section 5.01.     When Company May Merge or Transfer Assets.............................................39

                                  ARTICLE VI

                             DEFAULTS AND REMEDIES

Section 6.01.     Events of Default.....................................................................40
Section 6.02.     Acceleration..........................................................................42
Section 6.03.     Other Remedies........................................................................42
Section 6.04.     Waiver of Past Defaults...............................................................43
Section 6.05.     Control by Majority...................................................................43
Section 6.06.     Limitation on Suits...................................................................43
Section 6.07.     Rights of Holders to Receive Payment..................................................44
Section 6.08.     Collection Suit by Trustee............................................................44
Section 6.09.     Trustee May File Proofs of Claim......................................................44
Section 6.10.     Priorities............................................................................45
Section 6.11.     Undertaking for Costs.................................................................45
Section 6.12.     Waiver of Stay, Extension or Usury Laws...............................................45

                                  ARTICLE VII

                                    TRUSTEE

Section 7.01.     Certain Duties and Responsibilities...................................................46
Section 7.02.     Rights of Trustee.....................................................................47
Section 7.03.     Individual Rights of Trustee..........................................................48

Section 7.04.     Trustee's Disclaimer..................................................................48
Section 7.05.     Notice of Defaults....................................................................49
Section 7.06.     Reports by Trustee to Holders.........................................................49
Section 7.07.     Compensation and Indemnity............................................................49
Section 7.08.     Replacement of Trustee................................................................50
Section 7.09.     Successor Trustee by Merger...........................................................51
Section 7.10.     Eligibility; Disqualification.........................................................51
Section 7.11.     Preferential Collection of Claims Against Company.....................................51

                                  ARTICLE VIII

                             DISCHARGE OF INDENTURE

Section 8.01.     Discharge of Liability on Securities..................................................51
Section 8.02.     Repayment to the Company..............................................................51

                                  ARTICLE IX

                                  AMENDMENTS

Section 9.01.     Without Consent of Holders............................................................52
Section 9.02.     With Consent of Holders...............................................................52
Section 9.03.     Compliance with Trust Indenture Act...................................................53
Section 9.04.     Revocation and Effect of Consents, Waivers and Actions................................53
Section 9.05.     Notation on or Exchange of Securities.................................................53
Section 9.06.     Trustee to Sign Supplemental Indentures...............................................54
Section 9.07.     Effect of Supplemental Indentures.....................................................54

                                  ARTICLE X

                                  [RESERVED]

                                  ARTICLE XI

                                  CONVERSION

Section 11.01.    Conversion Privilege..................................................................54
Section 11.02.    Conversion Procedure..................................................................55
Section 11.03.    Fractional Shares.....................................................................56
Section 11.04.    Taxes on Conversion...................................................................56
Section 11.05.    Company to Provide Stock..............................................................56
Section 11.06.    Payment of Cash in Lieu of Common Stock...............................................57
Section 11.07.    Adjustment for Change in Capital Stock................................................58
Section 11.08.    Adjustment for Rights Issue...........................................................58
Section 11.09.    Adjustment for Other Distributions....................................................59
Section 11.10.    When Adjustment May Be Deferred.......................................................62

Section 11.11.    When No Adjustment Required...........................................................62
Section 11.12.    Notice of Adjustment..................................................................62
Section 11.13.    Voluntary Increase....................................................................63
Section 11.14.    Notice of Certain Transactions........................................................63
Section 11.15.    Reorganization of Company; Special Distributions......................................63
Section 11.16.    Company Determination Final...........................................................64
Section 11.17.    Trustee's Adjustment Disclaimer.......................................................64
Section 11.18.    Simultaneous Adjustments..............................................................64
Section 11.19.    Successive Adjustments................................................................65
Section 11.20.    Rights Issued in Respect of Common Stock Issued Upon Conversion.......................65

                                  ARTICLE XII

                              PAYMENT OF INTEREST

Section 12.01.    Interest Payments.....................................................................65
Section 12.02.    Defaulted Interest....................................................................65
Section 12.03.    Interest Rights Preserved.............................................................66

                                  ARTICLE XIII

                                  MISCELLANEOUS

Section 13.01.    Trust Indenture Act Controls..........................................................66
Section 13.02.    Notices...............................................................................67
Section 13.03.    Communication by Holders with Other Holders...........................................67
Section 13.04.    Certificate and Opinion as to Conditions Precedent....................................67
Section 13.05.    Statements Required in Certificate or Opinion.........................................68
Section 13.06.    Separability Clause...................................................................68
Section 13.07.    Rules By Trustee, Paying Agent, Conversion Agent and Registrar........................68
Section 13.08.    Consent to Jurisdiction...............................................................68
Section 13.09.    Governing Law.........................................................................69
Section 13.10.    No Recourse Against Others............................................................69
Section 13.11.    Successors............................................................................69
Section 13.12.    Multiple Originals....................................................................69
Section 13.13.    References............................................................................69
Section 13.14.    Calculations..........................................................................69

                            CROSS-REFERENCE TABLE*

   TIA                                                                                           Indenture
 Section                                                                                          Section
---------                                                                                         --------
310(a)(1) ..........................................................................................7.09
   (a)(2) ..........................................................................................N.A.
   (a)(3) ..........................................................................................N.A.
   (a)(4) ..........................................................................................N.A.
   (b)(1) ..........................................................................................7.09
   (c)    ..........................................................................................N.A.
311(a)    ..........................................................................................7.10
   (b)    ..........................................................................................7.10
   (c)    ..........................................................................................N.A.
312(a)    ..........................................................................................2.05
   (b)    .........................................................................................13.03
   (c)    .........................................................................................13.03
313(a)    ..........................................................................................7.05
   (b)    ..........................................................................................7.05
   (c)    ..........................................................................................N.A.
   (d)    ..........................................................................................N.A.
314(a)    ..........................................................................................4.02
   (b)    ..........................................................................................N.A.
   (c)(1) ..........................................................................................N.A.
   (c)(2) ..........................................................................................N.A.
   (c)(3) ..........................................................................................N.A.
   (d)    ..........................................................................................N.A.
   (e)    ..........................................................................................N.A.
   (f)    ..........................................................................................4.04
315(a)    ..........................................................................................7.01
   (b)    ..........................................................................................7.04
   (e)    ..........................................................................................6.11
316(a)(last sentence) ..............................................................................2.08
   (a)(1)(A)  ......................................................................................6.05
   (a)(1)(B)  ......................................................................................6.04
   (a)(2) ..........................................................................................N.A.
   (b)    ..........................................................................................N.A.
317(a)(1) ..........................................................................................N.A.
   (a)(2) ..........................................................................................N.A.
   (b)    ..........................................................................................2.04
318(a)    ..........................................................................................N.A.

              N.A. means Not Applicable.  _______________

* Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

         INDENTURE, dated as of April 24, 2022, between BJ Services Company, a Delaware corporation (the "Company"), and The Bank of New York, a banking
                           -------
corporation organized and existing under the laws of the State of New York, as trustee (the "Trustee").
              -------

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's Convertible Senior Notes due 2022 (the "Securities"):
                     ----------

                                  ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.01      Definitions.
                           -----------

         "Accrued Original Issue Discount" of any Security represents the accrued portion of the total Original Issue Discount. The total Original Issue Discount is the excess of the Principal Amount per Security over the Issue Price. Accrued Original Issue Discount will be calculated on a daily basis at the yield of the Securities, on a semi-annual bond equivalent basis, using a 360-day year composed of twelve 30-day months, beginning on the Issue Date.

         "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control", when used with respect to any specified person, means the power to
 -------
direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have
                                      -----------       ----------
meanings correlative to the foregoing.

         "Applicable Procedures" means, with respect to any transfer or exchange of beneficial ownership interests in a Global Security, the rules and procedures of the Depositary that are applicable to such transfer or exchange.

         "Average Sale Price" means the average of the Sale Prices of the Common Stock for the shortest of (1) 30 consecutive Trading Days ending on the last full Trading Day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated, and (2) the period (x) commencing on the date next succeeding the first public announcement of (a) the issuance of rights, warrants or options or (b) the distribution, in each case, in respect of which the Average Sale Price is being calculated and (y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated (excluding days within such period, if any, that are not Trading Days), and (3) the period, if any, (x) commencing on the date next succeeding the Ex-Dividend Time with respect to the next preceding (a) issuance of rights, warrants or options or (b) distribution, in each case, for which an adjustment is required by the provisions of Section 11.07(d) or 11.08 and (y) proceeding through the last full Trading Day prior to the Time of Determination with respect to the rights, warrants or options or distribution in respect of which the Average Sale Price is being calculated (excluding days within such period, if any, that are not Trading Days).

         In the event that the Ex-Dividend Time (or in the case of a subdivision, combination or reclassification, the effective date with respect thereto) with respect to a dividend, subdivision, combination or reclassification to which Section 11.07(a), (b), (c) or (d) applies occurs during the period applicable for calculating "Average Sale Price" pursuant to the definition in the preceding sentence, "Average Sale Price" shall be calculated for such period in a manner determined by the Board of Directors of the Company to reflect the impact of such dividend, subdivision, combination or reclassification on the Sale Price of the Common Stock during such period.

         "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors.

         "Board of Directors" or "Board" means, with respect to any matter, either the board of directors of the Company or any committee of such board duly authorized, with respect to such matter, to exercise the powers of such board.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

          "Cash" or "cash" means such coin or currency of The United States of America as at any time of payment is legal tender for the payment of public and private debts.

         "Certificated Security" means a Security that is in substantially the form attached hereto as Annex A.
                        -------

         "Common Stock" means the Common Stock, par value $0.10 per share, including the Rights attached thereto of the Company, as it exists on the date of this Indenture or any other shares of capital stock of the Company into which such common stock shall be reclassified or changed.

         "Company" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by either of its Chairman or Vice Chairman of the Board, its Chief Executive Officer, its President, any Vice President or its Treasurer, and by an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the dated hereof is located at

101 Barclay Street, Floor 21 West, New York, New York 10286, Attention:
Corporate Trust Department, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).

         "corporation" includes corporations, associations, companies and business trusts.

         "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

         "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

         "Depositary" means, with respect to the Securities issuable or issued in whole or in part in global form, the person specified in Section 2.03 as the Depositary with respect to the Securities, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depositary" shall mean or include such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "Designated Subsidiary" means any Subsidiary, existing or future, the assets of which represents more than 15% of the total assets of the Company and its Subsidiaries, which determination shall be based upon the most recent annual or quarterly financial statements published by the Company.

         "Global Security" means a permanent Global Security that is in substantially the form attached hereto as Annex A.
                                          -------

         "Holder" or "Securityholder" means a person in whose name a Security is registered on the Registrar's books.

         "Indenture" means this Indenture as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

         "Institutional Accredited Investors" means institutional accredited investors as defined in Rule 501(a)(1), (2), (3) and (7) under the Securities Act.

         "Interest Payment Date" means April 24 and October 24 of each year, commencing October 24, 2002.

         "Issue Date" of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

         "Issue Price" of any Security means, in connection with the original issuance of such Security, the initial issue price at which the Security is sold as set forth on the face of the Security.

         "Market Price" means the average of the Sale Prices of the Common Stock for the five Trading Day period ending on and including (if the third Business Day prior to the applicable Purchase Date is a Trading Day, or if not, then on the last Trading Day prior to) the third Business Day immediately prior to, but not including, the applicable Purchase Date, appropriately adjusted to take into account the actual occurrence, during the period commencing on the first of such Trading Days during such five Trading Day period and ending on such Purchase Date, of any event described in Section 11.07, 11.08 or 11.09 that would result in an adjustment to the Conversion Rate; subject, however, to the conditions set forth in Sections 11.10 and 11.11.

         "Officer" means Chairman or Vice Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or Assistant Secretary of the Company.

         "Officers' Certificate" means a written certificate containing the information specified in Sections 13.04 and 13.05, if applicable, signed in the name of the Company by Chairman of the Board, or Vice Chairman, the President, the Chief Executive Officer, a Vice President or the Treasurer and by an Assistant Treasurer, the Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion containing the information specified in Sections 13.04 and 13.05, if applicable, rendered by legal counsel who may be (i) an employee of, or counsel to, the Company or (ii) other counsel designated by the Company and acceptable in the reasonable judgment of the Trustee.

         "Original Issue Discount" of any Security means the difference between the Issue Price and the Principal Amount of the Security as set forth on the face of the Security.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

         "Principal", "Principal Amount" or "principal amount" of a Security means the principal amount due at the Stated Maturity of the Security as set forth on the face of the Security.

         "QIB" has the meaning specified in Section 2.11.

         "Redemption" or "redemption" shall have the meaning set forth in
Section 3.01.

         "Redemption Date" or "redemption date" shall mean the date specified for redemption of any of the Securities in accordance with the terms of the Securities and this Indenture.

         "Redemption Price" or "redemption price" shall have the meaning set forth in paragraph 5 of the Securities.

         "Restricted Certificated Security" means a Certificated Security which is a Transfer Restricted Security.

         "Restricted Global Security" means a Global Security that is a Transfer Restricted Security.

         "Rights" means the preferred stock purchase rights issued pursuant to the Amended and Restated Stockholder Rights Agreement of the Company, as amended or restated from time to time.

         "Rule 144" means Rule 144 under the Securities Act or any successor to such Rule.

         "Rule 144A" means Rule 144A under the Securities Act or any successor to such Rule.

         "Sale Price" of a single share of Common Stock on any Trading Day means the closing per share sale price for the Common Stock (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on such Trading Day as reported on The New York Stock Exchange or other principal United States securities exchange on which the Common Stock is listed for trading or, if the Common Stock is not listed for trading on a United States national or regional stock exchange, as reported by the National Association of Securities Dealers Automated Quotation System or by the National Quotation Bureau Incorporated. In the absence of a quotation, the Company will determine the Sale Price on the basis of such quotations as it considers appropriate.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means any of the Company's Convertible Senior Notes due 2022, as amended or supplemented from time to time in accordance with the terms hereof, issued under this Indenture.

         "Securityholder" or "Holder" means a person in whose name a Security is registered on the Registrar's books.

         "Stated Maturity", when used with respect to any Security, means the date specified in such Security as the final fixed date on which the Principal of such Security is due and payable.

         "Subsidiary" means any corporation of which at the time of determination the Company and/or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the shares of voting stock. "Wholly-owned", when used with reference to a Subsidiary, means a Subsidiary of which all of the outstanding capital stock (except for qualifying shares) is owned by the Company or by one or more wholly-owned Subsidiaries.

         "Tax Event" means the receipt by the Company of an opinion of nationally recognized tax counsel experienced in such matters to the effect that there is more than an insubstantial risk that interest and Original Issue Discount payable by the Company on the Securities on the next date on which interest and Original Issue Discount is due would not be deductible, in whole or in part, by the Company for United States federal income tax purposes as a result of (a) any amendment to, change in, or announced proposed change in, the laws, or any regulations thereunder, of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (b) any amendment to or change in an official interpretation or application of any such law or regulations by any legislative body, court, governmental agency or regulatory authority or (c) any official interpretation or pronouncement that provides for a position with respect to any such laws or regulations that differs from the generally accepted position on the date of the offering memorandum, which amendment, change, or proposed change is effective or which interpretation or pronouncement is announced on or after the date of the first issuance of Securities under this Indenture.

         "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and as in effect on the date of this Indenture.

         "Trading Day" means a day during which trading in securities generally occurs on The New York Stock Exchange or, if the Common Stock is not listed for trading on The New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock is then listed for trading or, if the Common Stock is not listed for trading on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation system or, if the Common Stock is not quoted on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the Common Stock is then traded.

         "Transfer Certificate" has the meaning specified in Section 2.12(b)(1).

         "Transfer Restricted Securities" has the meaning specified in Section 2.12(f)(1).

         "Trust Officer" means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

         "Unrestricted Certificated Security" means a Certificated Security which is not a Transfer Restricted Security.

         "Unrestricted Global Security" means a Global Security which is not a Transfer Restricted Security.

         Section 1.02.     Other Definitions.
                           -----------------

                                                                                                      Defined in
                                             Term                                                       Section
------------------------------------------------------------------------------------------------  ----------------
"Associate"                                                                                              3.10(a)
 ---------
"Bankruptcy Law"                                                                                         6.01
 --------------
"Change in Control"                                                                                      3.10(a)
 -----------------
"Change in Control Purchase Date"                                                                        3.10(a)
 -------------------------------
"Change in Control Purchase Notice"                                                                      3.10(c)
 ---------------------------------
"Change in Control Purchase Price"                                                                       3.10(a)
 --------------------------------
"Company Notice"                                                                                         3.09(e)
 --------------
"Company Notice Date"                                                                                    3.09(e)
 -------------------
"Conversion Agent"                                                                                       2.03
 ----------------
"Conversion Date"                                                                                       11.02
 ---------------
"Conversion Rate"                                                                                       11.01
 ---------------
"Defaulted Interest"                                                                                    12.02
 ------------------
"DTC"                                                                                                    2.03
 ---
"Event of Default"                                                                                       6.01
 ----------------
"Exchange Act"                                                                                           3.09(d)
 ------------
"Ex-Dividend Measurement Period"                                                                        11.09
"Ex-Dividend Time"                                                                                      11.01
 ----------------
"Extraordinary Cash Dividend"                                                                           11.09
 ---------------------------
"Notice of Default"                                                                                      6.01
 -----------------
"Paying Agent"                                                                                           2.03
 ------------
"Purchase Date"                                                                                          3.09(a)
 -------------
"Purchase Notice"                                                                                        3.09(a)
 ---------------
"Purchase Price"                                                                                         3.09(a)
 --------------
"Registrar"                                                                                              2.03
 ---------
"Regular Record Date"                                                                                   12.01
 -------------------
"Securities Act"                                                                                         3.09(d)
 --------------
"Time of Determination"                                                                                 11.01
 ---------------------

         Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the SEC.
          ----------

         "indenture securities" means the Securities.
          --------------------

         "indenture security holder" means a Securityholder.
          -------------------------

         "indenture to be qualified" means this Indenture.
          -------------------------

         "indenture trustee" or "institutional trustee" means the Trustee.
          -----------------      ---------------------

         "obligor" on the indenture securities means the Company.
          -------

         All other TIA terms used in this Indenture that are defined by the TIA or defined by TIA reference to another statute or regulation have the meanings assigned to them by such definitions.

         Section 1.03      Rules of Construction.  Unless the context otherwise
                           ---------------------
                           requires:

                  (a)      a term has the meaning assigned to it;

                  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time in The United States of America;

                  (c)      "or" is not exclusive;

                  (d)      "including" means including, without limitation; and

                  (e) words in the singular include the plural, and words in the plural include the singular.

         Section 1.04.     Acts of Holders.
                           ---------------

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by their agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the register for the Securities or by a certificate of the Registrar
         (as defined below).

                  (d)      Any request, demand, authorization, direction,

         notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a resolution of the Board of Directors, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notices, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided that no such
                                                   --------
         authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                  ARTICLE II

                                THE SECURITIES

         Section 2.01.     Form and Dating. The Securities and the Trustee's
                           ---------------
certificate of authentication shall be substantially in the forms of Annex A, which is a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company and the Trustee). Each Security shall be dated the date of its authentication.

         The Securities shall be issued, initially in the form of one or more global Securities, which shall be deposited with DTC or the nominee thereof, duly executed by the Company and authenticated by the Trustee as hereinafter provided.

         Each global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced to reflect conversions, repurchases and redemptions. Any endorsement of a global
Security to reflect the amount of any decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.12.

         Section 2.02.     Execution and Authentication. The Securities shall be
                           ----------------------------
executed by the Company by any one of its Chairman or Vice Chairman of the Board, its Chief Executive Officer, its President, its Treasurer or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the Issue Date of such Securities.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

         The Trustee shall authenticate and deliver Securities for original issue in an aggregate Principal Amount of $516,350,000 upon a Company Order without any further action by the Company. The aggregate Principal Amount of Securities outstanding at any time may not exceed the amount set forth in the foregoing sentence, except as provided in Section 2.07.

         Section 2.03.     Registrar, Paying Agent, Conversion Agent and
                           ---------------------------------------------
Depositary. The Company shall maintain an office or agency where Securities may
----------
be presented for registration of transfer or for exchange ("Registrar"), an
                                                            ---------
office or agency where Securities may be presented for purchase or payment ("Paying Agent") and an office or agency where Securities may be presented for
  ------------
conversion ("Conversion Agent"). The Registrar shall keep a register of the
             ----------------
Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent. The term Conversion Agent includes any additional conversion agent.

         The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar other than the Trustee. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee and the Holders of the name and address of any such agent and of any change in the office or agency referred to in Section 4.05. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section
7.06. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Conversion Agent or co-registrar.

         The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Securities.

         The Company initially appoints The Depositary Trust Company ("DTC") to act as Depositary with respect to the global Securities.

         Section 2.04.     Paying Agent To Hold Money and Securities in Trust.
                           --------------------------------------------------
Except as otherwise provided herein, prior to or on each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money or, if permitted by the terms hereof, securities sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money and securities held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any default by the Company in making any payments in respect of the Securities, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and securities so held in trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money and securities held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money and securities held by it to the Trustee and to account for any money and securities disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money and securities.

         Section 2.05.     Securityholder Lists. The Trustee shall preserve in
                           --------------------
as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish or cause to be furnished to the Trustee
(i) at least semiannually on April 1 and October 1 a list of the names and addresses of Securityholders dated within 15 days of the date on which the list is furnished and (ii) at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Securityholders.

         Section 2.06.     Transfer and Exchange. Upon surrender for
                           ---------------------
registration of transfer of any Security, together with a written instrument of transfer reasonably satisfactory to the Trustee duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.03 or at the office or agency referred to in Section 4.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate Principal Amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange (other than any exchange of a temporary Security for a definitive Security not involving any change in ownership).

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate Principal Amount, upon surrender of the Securities to be exchanged, together with a written instrument of transfer reasonably satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of (a) Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed), (b) any Securities in respect of which a Purchase Notice or a Change in Control Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be purchased in part, the portion thereof not to be purchased) or (c) any Securities for a period of 15 days before the mailing of a notice of redemption.

         Notwithstanding any provision to the contrary herein, so long as a global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a global Security, in whole or in part, shall be made only in accordance with Section 2.12 and this Section 2.06. Transfers of a global Security shall be limited to transfers of such global Security in whole, or in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

         Section 2.07.     Replacement Securities. If (a) any mutilated Security
                           ----------------------
is surrendered to the Company or the Trustee, or (b) the Company and the
Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall
                                     ---- ----
execute, and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and Principal Amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased or redeemed by the Company pursuant to Article 3 hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

         Upon the issuance of any new Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

         Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 2.08.     Outstanding Securities; Determinations of Holders'
                           --------------------------------------------------
Action. Securities outstanding at any time are all the Securities
------
authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, mutilated, destroyed, lost or stolen Securities for which the Trustee has authenticated and delivered a new Security in lieu therefor pursuant to Section 2.07, those paid pursuant to Section 2.07, and those described in this Section 2.08 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the
          --------  -------
requisite Principal Amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities beneficially owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles 6 and 9).

         If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof reasonably satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following a Purchase Date, or on the Business Day following a Change in Control Purchase Date, or at Stated Maturity, money or, if permitted by the terms hereof, securities and/or cash sufficient to pay the Securities payable on that date, then on and after that date such Securities shall cease to be outstanding and Original Issue Discount and interest on such Securities shall cease to accrue and all other rights of the Holder shall terminate (other than the right to receive the applicable Redemption Price, Purchase Price or Change in Control Purchase Price, as the case may be, upon delivery of the Security in accordance with the terms of this Indenture); provided, that if such Securities are to be redeemed, notice of such
            --------
redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

         If a Security is converted in accordance with Article 11, then from and after the Conversion Date such Security shall cease to be outstanding and Original Issue Discount and interest shall cease to accrue on such Security.

         Section 2.09.     Temporary Securities. Pending the preparation of
                           --------------------
definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.03 or 4.05, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         Section 2.10.     Cancellation. All Securities surrendered for payment,
                           ------------
redemption or purchase by the Company pursuant to Article 3, conversion pursuant to Article 11, registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its standard procedures unless the Company directs by Company Order that the Trustee deliver cancelled Securities to the Company.

         Section 2.11.     Restricted Global Securities. All of the Securities
                           ----------------------------
are initially being offered and sold to qualified institutional buyers as defined in Rule 144A (collectively, "QIBs" or individually a "QIB") in reliance on Rule 144A under the Securities Act and shall be issued initially in the form of one or more Restricted Global Securities, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Corporate Trust Office, as custodian for DTC, and registered in the name of its nominee, Cede & Co., duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate Principal Amount of a Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee as hereinafter provided, subject in each case to compliance with the Applicable Procedures.

         Section 2.12.     Transfer Restriction.
                           --------------------

                  (a)      Transfer and Exchange of Global Securities.
                           ------------------------------------------

                           (1) Except as provided in Section 2.12(b), Certificated Securities shall be issued in exchange for interests in the Global Securities only if (x) the Depositary notifies the Company that it is unwilling or unable to continue as depositary for the Global Securities or if it at any time ceases to be a "clearing agency" registered under the Exchange Act if so required by applicable law or regulation and a successor depositary is not appointed by the Company within 60 days, (y) an Event of Default with respect to the Securities has occurred and is continuing or (z) the Company executes and delivers to the Trustee a Company Order to the effect that the Global Securities shall be exchangeable. In each case, the Company shall execute, and the Trustee shall, upon receipt of a Company Order (which the Company agrees to deliver promptly), authenticate and deliver Certificated Securities in an aggregate Principal Amount equal to the Principal Amount of such Global Securities in exchange therefor. Only Restricted Certificated Securities shall be issued in exchange for beneficial interests in Restricted Global Securities, and only Unrestricted Certificated Securities shall be issued in exchange for beneficial interests in Unrestricted Global Securities. Certificated Securities issued in exchange for beneficial interests in Global Securities shall be registered in such names and shall be in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver or cause to be delivered such Certificated Securities to the persons in whose names such Securities are so registered. Such exchange shall be effected in accordance with the Applicable Procedures. Nothing herein shall require the Trustee to communicate directly with beneficial owners, and the Trustee shall in connection with any transfers hereunder be entitled to rely on instructions received through the registered Holder.

                           In the event that Certificated Securities are issued
                  in exchange for beneficial interests in Global Securities in accordance with the foregoing paragraph and, thereafter, the events or conditions specified in this Section 2.12(a)(1) which required such exchange shall have ceased to exist, the Company shall mail notice to the Trustee and to the Holders stating that Holders may exchange Certificated Securities for interests in Global Securities by complying with the procedures set forth in this Indenture and briefly describing such procedures and the events or circumstances requiring that such notice be given.

                            (2) Notwithstanding any other provisions of this Indenture other than the provisions set forth in Section 2.12(a)(1) hereof, a Global Security may not be transferred, except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the

                  Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Nothing in this Section 2.12(a)(2) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 2.12.

                  (b)      Restrictions on Transfer of a Beneficial Interest in
                           ----------------------------------------------------
          a Global Security for a Certificated Security. A beneficial
          ---------------------------------------------
          interest in a Global Security may not be exchanged for a Certificated Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a request in the form satisfactory to the Trustee from the Depositary or its nominee on behalf of a person having a beneficial interest in a Global Security to register the transfer of all or a portion of such beneficial interest in accordance with Applicable Procedures for a Certificated Security, together with:

                           (1) in the case of a request to register the transfer of a beneficial interest in a Restricted Global Security, a certificate (a "Transfer Certificate"), in substantially the form set forth in Exhibit B-1, and a certification in substantially the form set forth in Exhibit B-2, that such beneficial interest in the Restricted Global Security is being transferred to an Institutional Accredited Investor;

                           (2) written instructions to the Trustee to make, or direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect a decrease in the aggregate Principal Amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such decrease; and

                           (3) if the Company or the Trustee so requests, an Opinion of Counsel, certificates and other information reasonably acceptable to them as to the compliance with the restrictions set forth in the legend described in
                  Section 2.12(f)(1),

                  then the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate Principal Amount represented by the Global Security to be decreased by the aggregate Principal Amount of the Certificated Security to be issued, shall authenticate and deliver such Certificated Security and shall debit or cause to be debited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the Principal Amount of the Certificated Security so issued.

                  (c)      Transfer and Exchange of Certificated Securities.
                           -------------------------------------------------
         When Certificated Securities are presented by a Holder to a Registrar with a request:

                           (1) to register the transfer of the Certificated Securities to a person who will take delivery thereof in the form of Certificated Securities only; or

                           (2) to exchange such Certificated Securities for an equal Principal Amount of Certificated Securities of other authorized denominations,

                  such Registrar shall register the transfer or make the exchange as requested; provided, however, that the Certificated Securities presented or surrendered for register of transfer or exchange:

                           (1) shall be duly endorsed or accompanied by a written instrument of transfer in accordance with Section 2.06 herein; and

                           (2) in the case of a Restricted Certificated Security, such request shall be accompanied by the following additional information and documents, as applicable:

                                    (A)  if such Restricted Certificated
                           Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, or such Restricted Certificated Security is being transferred to the Company or a Subsidiary of the Company, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate)

                                    (B)  if such Restricted Certificated
                           Security is being transferred to a person the Holder reasonably believes is a QIB in accordance with Rule 144A or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate); or

                                    (C)  if such Restricted Certificated
                           Security is being transferred to an Institutional Accredited Investor, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate), a certification from the Institutional Accredited Investor to whom such Restricted Certificated Security is being transferred in substantially the form set forth in Exhibit B-2, and, if the Company or such Registrar so requests, an Opinion of Counsel, certificates and other information reasonably acceptable to them as to the compliance with the restrictions set forth in the legend described in Section 2.12(f)(1).

                                    (D)  if such Restricted Certificated
                           Security is being transferred (i) pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 or (ii) pursuant to an exemption from the registration requirements of the Securities Act (other than pursuant to Rule 144A or Rule 144) and as a result of which, in the case of a Security transferred pursuant to this clause (ii), such Security shall cease to be a "restricted security" within the meaning of Rule 144, a certification to that effect from the Holder (in substantially the form set forth in the Transfer Certificate) and, if the Company or such Registrar so requests, an Opinion of Counsel, certificates and other information reasonably acceptable to the Company and such Registrar to the effect that such transfer is in compliance with the Securities Act.

                  (d)      Transfer of a Beneficial Interest in a Restricted
                           -------------------------------------------------
         Global Security for a Beneficial Interest in an Unrestricted Global
         -------------------------------------------------------------------
         Security. Any person having a beneficial interest in a
         --------
         Restricted Global Security may upon request, subject to the Applicable Procedures, transfer such beneficial interest to a person who is required or permitted to take delivery thereof in the form of an Unrestricted Global Security. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any person having a beneficial interest in a Restricted
          Global Security and the following additional information and documents in such form as is customary for the Depositary from the Depositary or its nominee on behalf of the person having such beneficial interest in the Restricted Global Security (all of which may be submitted by facsimile or electronically):

                           (1) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form set forth in the Transfer Certificate); or

                           (2) if such beneficial interest is being transferred (i) pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 or (ii) pursuant to an exemption from the registration requirements of the Securities
                  Act (other than pursuant to Rule 144A or Rule 144) and as a result of which, in the case of a Security transferred pursuant to this clause (ii), such Security shall cease to be a "restricted security" within the meaning of Rule 144, a certification to that effect from the transferor (in substantially the form set forth in the Transfer Certificate) and, if the Company or the Trustee so requests, an Opinion of Counsel, certificates and other information reasonably acceptable to the Company and the Trustee to the effect that such transfer is in compliance with the Securities Act, the Trustee, as a Registrar and Securities Custodian, shall reduce or cause to be reduced the aggregate Principal Amount of the Restricted Global Security by the appropriate Principal Amount and shall increase or cause to be increased the aggregate Principal Amount of the Unrestricted Global Security by a like Principal Amount. Such transfer shall otherwise be effected in accordance with the Applicable Procedures. If no Unrestricted Global Security is then outstanding, the Company shall execute and the Trustee shall, upon receipt of a Company Order (which the Company agrees to deliver promptly), authenticate and deliver an Unrestricted Global Security.

                 (e)       Transfers of Certificated Securities for Beneficial
                           -----------------------------------------------------
         Interest in Global Securities. If Certificated Securities are presented
         -----------------------------
         by a Holder to a Registrar with a request:

                           (1)      to register the transfer of such
                  Certificated Securities to a person who will take delivery thereof in the form of a beneficial interest in a Global Security, which request shall specify whether such Global Security will be a Restricted Global Security or an Unrestricted Global Security; or

                           (2) to exchange such Certificated Securities for an equal Principal Amount of beneficial interests in a Global Security, which beneficial interests will be owned by the Holder transferring such Certificated Securities (provided that in the case of such an exchange, Restricted
                  Certificated Securities may be exchanged only for Restricted Global Securities and Unrestricted Certificated Securities may be exchanged only for Unrestricted Global Securities),

         the Registrar shall register the transfer or make the exchange as requested by canceling such Certificated Security and causing, or directing the Securities Custodian to cause, the aggregate Principal Amount of the applicable Global Security to be increased accordingly and, if no such Global Security is then outstanding, the Company shall issue and the Trustee shall authenticate and deliver a new Global Security; provided, however, that the Certificated Securities presented or surrendered for registration of transfer or exchange:

                           (1) shall be duly endorsed or accompanied by a written instrument of transfer in accordance with Section
                  2.06 herein;

                           (2) in the case of a Restricted Certificated Security to be transferred for a beneficial interest in an Unrestricted Global Security, such request shall be accompanied by the following additional information and documents, as applicable:

                                    (A)  if such Restricted Certificated
                           Security is being transferred pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate); or

                                     (B)  if such Restricted Certificated
                            Security is being transferred pursuant to
                           (i) an exemption from the registration
                           requirements of the Securities Act in accordance with Rule 144 or (ii) pursuant to an exemption from the registration requirements of the Securities
                           Act (other than pursuant to Rule 144A or Rule 144) and as a result of which, in the case of a Security transferred pursuant to this clause (ii), such Security shall cease to be a "restricted security" within the meaning of Rule 144, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate), and, if the Company or the Registrar so requests, an Opinion of Counsel, certificates and other information reasonably acceptable to the Company and the Trustee to the effect that such transfer is in compliance with the Securities Act;

                           (3) in the case of a Restricted Certificated Security to be transferred or exchanged for a beneficial interest in a Restricted Global Security, such request shall be accompanied by a certification from such Holder (in substantially the form set forth in the Transfer Certificate) to the effect that such Restricted Certificated Security is being transferred to a person the Holder reasonably believes is a QIB (which, in the case of an exchange, shall be such Holder) in accordance with Rule 144A; and

                           (4) in the case of an Unrestricted Certificated Security to be transferred or exchanged for a beneficial interest in an Unrestricted Global Security, such request need not be accompanied by any additional information or documents.

                  (f)      Legends.
                           -------

                          (1) Except as permitted by the following paragraphs (2) and (3), each Global Security and Certificated Security (and all Securities issued in exchange therefor or upon registration of transfer or replacement thereof and any Common Stock issuable upon conversion thereof) shall bear a legend in substantially the form called for by footnote 2 to Annex A hereto (each a "Transfer
                                              -------
                  Restricted Security" for so long as such Security or Common Stock issuable upon conversion thereof is required by this Indenture to bear such legend). Each Transfer Restricted Security shall have attached thereto a Transfer Certificate in substantially the form set forth in Exhibit B-1 hereto.
                                                         -----------

                          (2) Upon any sale or transfer of a Transfer Restricted Security (x) pursuant to Rule 144, (y) pursuant to an effective registration statement under the Securities Act or (z) pursuant to any other available exemption (other than Rule 144A) from the registration requirements of the Securities Act and as a result of which, in the case of a Security transferred pursuant to this clause (z), such Security shall cease to be a "restricted security" within the meaning of Rule 144:

                                    (A)  in the case of any Restricted
                           Certificated Security, any Registrar shall permit the Holder thereof to exchange such Restricted Certificated Security for an Unrestricted Certificated Security, or (under the circumstances described in Section 2.12(e) hereof) to transfer such Restricted Certificated Security to a transferee who shall take such Security in the form of a beneficial interest in an Unrestricted Global Security, and in each case shall rescind any restriction on the transfer of such Security; provided, however, that the Holder of such Restricted

                           Certificated Security shall, in connection with such exchange or transfer, comply with the other applicable provisions of this Section 2.12; and

                                    (B)  in the case of any beneficial interest
                           in a Restricted Global Security, the Trustee shall permit the beneficial owner thereof to transfer such beneficial interest to a transferee who shall take such interest in the form of a beneficial interest in an Unrestricted Global Security and shall rescind any restriction on transfer of such beneficial interest; provided, however, that such Unrestricted Global Security shall continue to be subject to the provisions of Section 2.12(a)(2) hereof, and provided further, however, that the owner of such beneficial interest shall, in connection with such transfer, comply with the other applicable provisions of this
                           Section 2.12.

                           (3) Upon the exchange, registration of transfer or replacement of Securities not bearing the legend described in paragraph (1) above, the Company shall execute, the Trustee shall authenticate and deliver Securities that do not bear such legend and which do not have a Transfer Certificate attached thereto.

                 (g)       Transfers to the Company. Nothing in this Indenture
                           ------------------------
         or in the Securities shall prohibit the sale or other transfer of any Securities (including beneficial interests in Global Securities) to the Company or any of its Subsidiaries, which Securities shall thereupon be canceled in accordance Section 2.10 of the Indenture.

                (h) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary Participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         Section 2.13.     CUSIP Numbers. The Company in issuing the Securities
                           -------------
may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to
--------
the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE III

                            REDEMPTION AND PURCHASES

         Section 3.01.     Right to Redeem; Notices to Trustee.
                           -----------------------------------

         The Company, at its option, may redeem the Securities in accordance with the provisions of paragraphs 5 and 7 of the Securities. If the Company elects to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the Principal Amount of Securities to be redeemed, and the Redemption Price.

         The Company shall give the notice to the Trustee provided for in this
Section 3.01 by a Company Order at least 30 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee). If fewer than all the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall not be less than ten days after the date of notice to the Trustee.

         Section 3.02.     Tax Event Redemption.
                           --------------------

         If a Tax Event shall occur and be continuing, the Company may, at its option, redeem the Securities in whole (but not in part) at any time at a price per Security equal to the Issue Price plus Accrued Original Issue Discount and accrued and unpaid interest to, but excluding, the date of redemption (the "Tax Event Redemption Date"). Interest on the Securities which is due and payable on or prior to the Tax Event Redemption Date will be payable to the Holders of the Securities registered as such at the close of business on the Regular Record Date. If, following the occurrence of a Tax Event, the Company exercises its option to redeem the Securities, the Company will inform the Holders of the Company's election to redeem the Securities by forwarding a notice of redemption. Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Tax Event Redemption Date to each registered Holder of the Securities to be repaid at its registered address. Unless the Company defaults in payment of the Redemption Price, on and after the Tax Event Redemption Date interest shall cease to accrue on the Securities.

         Section 3.03.     Selection of Securities to Be Redeemed.
                           --------------------------------------

         If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata based on ownership thereof or by lot or by any other method the Trustee considers fair and appropriate (so long as such method is not prohibited by the rules of any stock exchange on which the Securities are then listed). The Trustee shall make the selection at least 30 days but not more than 60 days before the Redemption Date from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the Principal Amount of Securities that have denominations larger than $1,000.

         Securities and any portions thereof that the Trustee selects shall be in Principal Amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

         If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

         Nothing in this Section 3.03 shall affect the right of any Holder to convert any Security pursuant to Article 11 before the termination of the conversion right with respect thereto.

         Section 3.04.     Notice of Redemption.
                           --------------------

         At least 30 days but not more than 60 days before a Redemption Date, the Company shall give notice of redemption to each Holder of Securities to be redeemed in the manner provided in Section 13.02.

         The notice shall identify the Securities to be redeemed and shall state:

                  (a)      the Redemption Date;

                  (b)      the Redemption Price;

                  (c)      the Conversion Rate;

                  (d) the name and address of the Paying Agent and Conversion Agent and of the office or agency referred to in Section 4.05;

                  (e) that Securities called for redemption may be converted to Common Stock at any time before the close of business on the second Business Day immediately preceding the Redemption Date, even if not otherwise convertible at such time;

                  (f) that Holders who want to convert Securities to Common Stock must satisfy the requirements set forth in paragraph 8 of the Securities;

                  (g) that Securities called for redemption must be surrendered to the Paying Agent or at the office or agency referred to in Section 4.05 to collect the Redemption Price;

                  (h) if fewer than all the outstanding Securities are to be redeemed, the certificate numbers and Principal Amounts of the particular Securities to be redeemed;

                  (i) that, unless the Company defaults in its obligation to make payment of such Redemption Price on Securities called for redemption, Original Issue Discount and interest will cease to accrue on and after the Redemption Date; and

                  (j)  the CUSIP number of the Securities.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense, provided that the Company makes such request at least 15 days (unless a shorter period shall be acceptable to the Trustee) prior to the date such notice of redemption must be mailed.

         Section 3.05. Effect of Notice of Redemption. Once notice of redemption
                       ------------------------------
is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice except for Securities which are converted in accordance with the terms of this Indenture. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price stated in the notice.

         Section 3.06. Deposit of Redemption Price. Prior to 10:00 a.m.
                       ---------------------------
(New York City time), on the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary of the Company or an Affiliate of any of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which on or prior thereto have been delivered by the Company to the Trustee for cancellation or have been converted to Common Stock. The Paying Agent shall as promptly as practicable return to the Company any money not required for that purpose because of conversion of Securities and/or Common Stock pursuant to Article 11. If such money and/or Common Stock is then held by the Company or a Subsidiary or an Affiliate of the Company in trust and is not required for such purpose it shall be discharged from such trust.

         Section 3.07. Securities Redeemed in Part. Upon surrender of a Security
                       ---------------------------
that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security in an authorized denomination equal in Principal Amount to the unredeemed portion of the Security surrendered.

         Section 3.08. [Reserved].
                       ----------

         Section 3.09. Purchase of Securities at the Option of the Holder. (a)
                       --------------------------------------------------
General. If a Holder exercises its right as provided under this Section 3.09
-------
to require the Company to repurchase the Securities, the Securities shall be purchased by the Company on April 24, 2005, April 24, 2007, April 24, 2012, and April 24, 2017 (each, a "Purchase Date"), at the purchase price of:

         .  $817.99 per $1,000 of Principal Amount on April 24, 2005;

         .  $836.90 per $1000 of Principal Amount on April 24, 2007;

         .  $886.93 per $1,000 of Principal Amount on April 24, 2012; and

         . $941.18 per $1,000 of Principal Amount on April 24, 2017; (each, a "Purchase Price", as applicable), plus, in each case, accrued and unpaid interest to, but excluding, the Purchase Date, at the option of the Holder thereof, upon:

                       (1) delivery to the Paying Agent, by the Holder, of a written notice of purchase (a "Purchase Notice") at any time from the opening of business on the date that is at least 20 Business Days prior to a Purchase Date until the close of business on the Business Day immediately preceding such Purchase Date stating:

                             (A) the certificate number of each Security which the Holder will deliver to be purchased,

                             (B) the portion of the Principal Amount of each Security which the Holder will deliver to be purchased, which portion must be a Principal Amount of $1,000 or an integral multiple thereof,

                             (C) that such Security shall be purchased as of the Purchase Date pursuant to the terms and conditions specified in the Securities, and

                             (D)   in the event the Company elects, pursuant to
                       Section 3.09(b), to pay the Purchase Price to be paid as of such Purchase Date, in whole or in part, in shares of Common Stock but such portion of the Purchase Price shall ultimately be payable to such Holder entirely in cash because any of the conditions to payment of the Purchase Price (or a portion thereof) in Common Stock is not satisfied prior to the close of business on such Purchase Date, as set forth in Section 3.09(d), whether such Holder elects (i) to withdraw such Purchase Notice as to some or all of the Securities to which such Purchase Notice relates (stating the Principal Amount and certificate numbers of the Securities as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Purchase Price for all Securities (or portions thereof) to which such Purchase Notice relates; and

                       (2) delivery of such Security to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such
                                               --------  -------
                  Purchase Price shall be so paid pursuant to this Section
                  3.09 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice, as determined by the Company.

         If a Holder, in such Holder's Purchase Notice and in any written notice of withdrawal delivered by such Holder pursuant to the terms of Section 3.11, fails to indicate such Holder's choice with respect to the election set forth in clause (D) of Section 3.09(a)(1), such Holder shall be deemed to have elected to receive cash in respect of the Purchase Price for all Securities subject to such Purchase Notice in the circumstances set forth in such clause (D).

         The Company shall purchase from the Holder thereof, pursuant to this
Section 3.09, a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of

$1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

         Any purchase by the Company contemplated pursuant to the provisions of this Section 3.09 shall be consummated by the delivery of the consideration to be received by the Holder as promptly as practicable following the later of the Purchase Date and the time of delivery of the Security.

         Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent or the office or agency referred to in Section 4.05 the Purchase Notice contemplated by this Section 3.09(a) shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.11.

         The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

                  (b)  Company's Right to Elect Manner of Payment of Purchase
                       ------------------------------------------------------
         Price. The Securities to be purchased pursuant to Section 3.09(a)
         -----
         may be paid for, at the election of the Company, in cash or Common Stock, or in any combination of cash and Common Stock, subject to the conditions set forth in Sections 3.09(c) and (d). The Company shall designate, in the Company Notice delivered pursuant to Section 3.09(e), whether the Company will purchase the Securities on such Purchase Date for cash or Common Stock, or, if a combination thereof,
         (i) the percentages of the Purchase Price of Securities in respect of which it will pay in cash or Common Stock or (ii) the amount of cash to be included in such combination; provided that the Company will
                                             --------
         pay cash for fractional interests in Common Stock. Each Holder whose Securities are purchased pursuant to this Section 3.09 shall receive the same percentage of cash or Common Stock in payment of the Purchase Price for such Securities, except (i) as provided in Section 3.09(d) with regard to the payment of cash in lieu of fractional shares of Common Stock and (ii) in the event that the Company is unable to purchase the Securities of a Holder or Holders for Common Stock because any of the conditions specified in Section 3.09(d) have not been satisfied, the Company may purchase the Securities of such Holder or Holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Company Notice to Securityholders except pursuant to this Section 3.09(b) or pursuant to Section 3.09(d) in the event of a failure to satisfy, prior to the close of business on the Purchase Date, any condition to the payment of the Purchase Price, in whole or in part, in Common Stock.

         At least three Business Days before the Company Notice Date, the Company shall deliver an Officers' Certificate to the Trustee specifying:

                             (i)   the manner of payment selected by the
                       Company,

                             (ii)  the information required by Section 3.09(e),

                             (iii) if the Company elects to pay the Purchase
                       Price, or a specified percentage thereof, in Common Stock, that the conditions to such manner of payment set forth in Section 3.09(d) have been or will be complied with, and

                             (iv) whether the Company desires the Trustee to give the Company Notice required by Section 3.09(e).

                  (c)  Purchase with Cash. On each Purchase Date, at the option
                       ------------------
         of the Company, the Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 3.09(a) has been given, or a specified percentage thereof, may be paid by the Company with cash equal to the aggregate Purchase Price of such Securities.

                  (d)  Payment by Issuance of Common Stock. On each Purchase
                       -----------------------------------
         Date, at the option of the Company, the Purchase Price of Securities in respect of which a Purchase Notice pursuant to Section 3.09(a) has been given, or a specified percentage thereof, may be paid by the Company by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing (i) the amount of cash to which the Securityholders would have been entitled had the Company elected to pay all or such specified percentage, as the case may be, of the Purchase Price of such Securities in cash by (ii) the Market Price of a share of Common Stock, subject to the next succeeding paragraph.

         The Company will not issue a fractional share of Common Stock in payment of the Purchase Price. Instead the Company will pay cash for the current market value of the fractional share. The current market value of a fraction of a share shall be determined by multiplying the Market Price by such fraction and rounding the product to the nearest whole cent. For purposes of determining the existence of potential fractional interests, all Securities subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented).

         Upon a payment by Common Stock pursuant to the terms hereof, that portion of Accrued Original Issue Discount attributable to the period from the Issue Date to the Purchase Date with respect to the purchased Security shall not be cancelled, extinguished or forfeited but rather shall be deemed paid in full to the Holder through the delivery of the Common Stock in exchange for the Security being purchased pursuant to the terms hereof, and the fair market value of such Common Stock (together with any cash payments in lieu of fractional shares of Common Stock) shall be treated as issued, to the extent thereof, first in exchange for the Accrued Original Issue Discount through the Purchase Date, and the balance, if any, of the fair market value of such shares of Common Stock shall be treated as issued in exchange for the Issue Price of the Security being purchased pursuant to the provisions hereof. If the Company elects to purchase the Securities by the issuance of shares of Common Stock, the Company Notice, as provided in Section 3.09(e), shall be sent to the Holders (and to beneficial owners as required by applicable law) not later than the Company Notice Date.

         The Company's right to exercise its election to purchase any Securities on a Purchase Date pursuant to Section 3.09 through the issuance of shares of Common Stock shall be conditioned upon the following having been satisfied on or before the Purchase Date:

                       (1) the Company's not having given a Company Notice stating its election to pay entirely in cash for the Securities and its giving of timely Company Notice of election to purchase all or a specified percentage of the Securities with Common Stock as provided herein;

                       (2) the shares of Common Stock to be issued in payment for all or a specified portion of the Purchase Price in respect of Securities having been admitted for listing or admitted for listing subject to notice of issuance on the principal United States securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed for trading on a national or regional securities exchange, admitted for quotation on the National Association of Securities Dealers Automated Quotation
                  System;

                       (3) the registration of the shares of Common Stock to be issued in respect of the payment of all or the specified portion of the Purchase Price under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in
                                                         ------------
                  each case, if required;

                       (4) any necessary qualification or registration of the Common Stock under applicable state securities laws or the availability of an exemption from such qualification and registration; and

                       (5) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that
                  (A) the terms of the issuance of the Common Stock are in conformity with this Indenture and (B) the shares of Common Stock to be issued by the Company in payment of all or the specified portion of the Purchase Price in respect of Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of all or the specified portion of the Purchase Price in respect of the Securities, will be validly issued, fully paid and nonassessable and shall be free of any preemptive rights and any lien or adverse claim (provided that such Opinion of Counsel may state that, insofar as it relates to the absence of such preemptive rights, liens and adverse claims, it is given upon the knowledge of such counsel), and, in the case of such Officers' Certificate, stating that conditions (1), (2), (3) and (4) above and the condition set forth in the second succeeding sentence have been satisfied and, in the case of such Opinion of Counsel, stating that conditions (2), (3) and (4) above have been satisfied.

         Such Officers' Certificate shall also set forth the number of shares of Common Stock to be issued for each $1,000 Principal Amount of Securities and the Sale Price of a share of

Common Stock on each Trading Day during the period for which the Market Price is calculated. The Company may pay the Purchase Price (or any portion thereof) in Common Stock only if the information necessary to calculate the Market Price is published in a daily newspaper of national circulation or by other appropriate means. If the foregoing conditions are not satisfied with respect to a Holder or Holders prior to the close of business on the Purchase Date and the Company has elected to purchase the Securities pursuant to this Section
3.09 through the issuance of shares of Common Stock, the Company shall pay the entire Purchase Price of the Securities of such Holder or Holders in cash.

                  (e)  Notice of Election. The Company's notice of election to
                       ------------------
         purchase with cash or Common Stock or any combination thereof shall be sent to the Holders in the manner provided in Section 13.02 (the "Company Notice"). The Company Notice shall be sent to the Holders
          --------------
         not less than 20 Business Days prior to the applicable Purchase Date (the "Company Notice Date"). Such Company Notice shall state the
               -------------------
         manner of payment elected and shall contain the following information:

         In the event the Company has elected to pay the Purchase Price (or a specified percentage thereof) with Common Stock, the Company Notice shall:

                       (1) state that each Holder will receive Common Stock with a Market Price determined as of a specified date prior to the Purchase Date equal to such specified percentage of the Purchase Price of the Securities held by such Holder (except any cash amount to be paid in lieu of fractional shares);

                       (2) set forth the method of calculating the Market Price of the Common Stock; and

                       (3) state that because the Market Price of Common Stock will be determined prior to the Purchase Date, Holders will bear the market risk with respect to the value of the Common Stock to be received from the date such Market Price is determined to the Purchase Date.

         In any case, each Company Notice shall include a form of Purchase Notice to be completed by a Securityholder that wishes to exercise its option to have the Company repurchase the Securities and shall state:

                             (i) the Purchase Price, the Conversion Rate and, to the extent known at the time of such notice, the amount of interest that will be accrued and payable with respect to the Securities as of the Purchase
                       Date;

                             (ii) whether the Company will pay the Purchase Price in cash or in Common Stock or any combination thereof, specifying the percentage of each or the Specified Cash Amount (hereafter defined);

                             (iii) the name and address of the Paying Agent and the Conversion Agent and of the office or agency referred to in Section 4.05;

                             (iv) that Securities as to which a Purchase Notice has been given may be converted pursuant to
                       Article 11 hereof only if any applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

                             (v) that Securities must be surrendered to the Paying Agent or to the office or agency referred to in
                       Section 4.05 to collect payment of the Purchase Price;

                             (vi) that the Purchase Price for any Security as to which a Purchase Notice has been given and not withdrawn will be paid as promptly as practicable following the later of the Purchase Date and the time of surrender of such Security as described in (v);

                             (vii) the procedures the Holder must follow to exercise rights under Section 3.09 and a brief description of those rights;

                             (viii) briefly, the conversion rights of the Securities and that Holders who want to convert Securities must satisfy the requirements set forth in paragraph 8 of the Securities;

                             (ix) the procedures for withdrawing a Purchase Notice (including, without limitation, for a conditional withdrawal pursuant to the terms of Section 3.09(a)(1)(D) or Section 3.11);

                             (x) that, unless the Company defaults in making payment of such Purchase Price on Securities surrendered for purchase, Original Issue Discount and interest will cease to accrue on and after the Purchase Date; and

                             (xi)     the CUSIP number of the Securities.

         At the Company's request and upon being provided with a copy of such Company Notice, the Trustee shall give such Company Notice in the Company's name and at the Company's expense, provided that the Company makes such request at least 15 days (unless a shorter period shall be acceptable to the Trustee) prior to the date such Company Notice must be mailed; and provided, further, that, in all cases, the text of such Company Notice shall be prepared by the Company.

         Upon determination of the actual number of shares of Common Stock to be issued for each $1,000 Principal Amount of Securities, the Company will issue a press release and publish such determination on the Company's web site or, at the Company's option, otherwise publicly disclose such information.

                  (f)  Covenants of the Company. All shares of Common Stock
                       ------------------------
         delivered upon purchase of the Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim, and the Common Stock will be entitled to the benefits of the Amended and Restated Stockholder Rights Agreement equally with other shares of Common Stock.

                  The Company shall use its reasonable commercial efforts to list or cause to have quoted any shares of Common Stock to be issued to purchase Securities on the principal United States securities exchange or over-the-counter or other domestic market on which any other shares of the Common Stock are then listed or quoted. The Company will promptly inform the Trustee in writing of any such listing or of any delisting of any shares of Common Stock.

                  (g)  Procedure upon Purchase. On or before the Purchase
                       -----------------------
         Date, the Company shall deposit cash (in respect of a cash purchase under Section 3.09(c) or for fractional interests, as applicable) or shares of Common Stock, or a combination thereof, as applicable, at the time and in the manner as provided in Section 3.12, sufficient to pay the aggregate Purchase Price of all Securities to be purchased pursuant to this Section 3.09. As soon as practicable after the Purchase Date, the Company shall deliver to each Holder entitled to receive Common Stock through the Paying Agent, a certificate for the number of full shares of Common Stock issuable in payment of the Purchase Price and cash in lieu of any fractional interests. The person in whose name the certificate for Common Stock is registered shall be treated as a holder of record of shares of Common Stock on the Business Day following the Purchase Date. Subject to Section 3.09(c), no payment or adjustment will be made for dividends on the Common Stock the record date for which occurred on or prior to the Purchase Date.

                  (h)  Taxes. If a Holder of a Security is paid in Common Stock,
                       -----
         the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of shares of Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the shares of Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude the Company from withholding or directing the withholding of any tax required by law or regulations.

         Section 3.10.  Purchase of Securities at Option of the Holder upon
                        ---------------------------------------------------
          Change in Control.
          -----------------
                  (a) If on or prior to April 24, 2005 there shall have occurred a Change in Control, Securities shall be purchased by the Company, at the option of the Holder thereof, at a purchase price specified in paragraph 6 of the Securities (the "Change in Control Purchase Price"), as of the date that is no later than 35 Business Days after the occurrence of the Change in Control (the "Change in Control Purchase Date"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 3.10(c).

         A "Change in Control" shall be deemed to have occurred at such time as either of the following events shall occur:

                       (1) any person, including any Affiliate or Associate of the Company, other than the Company, its Subsidiaries, or their employee benefit plans, files a Schedule 13D or Schedule TO (or any successor schedule, form or report under the Exchange Act) disclosing that such person has become the beneficial owner of more than 50% of the aggregate voting power of the Common Stock and other capital stock with equivalent voting rights, or other capital stock into which the Common Stock is reclassified or changed, provided, however, that a person shall not be
                              --------  -------
                  deemed a beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (2) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act; or

                       (2) there shall be consummated any share exchange, consolidation or merger of the Company pursuant to which the Common Stock would be converted into cash, securities or other property in which the holders of the Common Stock and other capital stock with equivalent voting rights immediately prior to such share exchange, consolidation or merger, have, directly or indirectly, less than a majority of the total voting power in the aggregate of all classes of capital stock of the continuing and surviving corporation immediately after such share exchange, consolidation or merger of the Company.

Notwithstanding the foregoing provisions of this Section 3.10, a Change in Control shall not be deemed to have occurred by virtue of the Company, any Subsidiary, any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary, or any person holding Common Stock for or pursuant to the terms of any such employee benefit plan, filing or becoming obligated to file a report under or in response to Schedule 13D or Schedule TO (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares of Common Stock, whether in excess of 50% or otherwise.

         "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

                  (b) Within 15 Business Days after the occurrence of a Change in Control, the Company shall mail a written notice of Change in Control by first-class mail to the

         Trustee and to
         each Holder. The notice shall include a form of Change in Control Purchase Notice to be completed by the Securityholder and shall state:

                       (1) briefly, the events causing a Change in Control and the date of such Change in Control;

                       (2) the date by which the Change in Control Purchase Notice pursuant to this Section 3.10 must be given;

                       (3)   the Change in Control Purchase Date;

                       (4)   the Change in Control Purchase Price;

                       (5) the name and address of the Paying Agent and the Conversion Agent and of the office or agency referred to in
                  Section 4.05;

                       (6)   the Conversion Rate and any adjustments thereto;

                       (7) that Securities as to which a Change in Control Purchase Notice is given by the Holder may be converted, if otherwise convertible, only if the Change in Control Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

                       (8) that Securities must be surrendered to the Paying Agent or the office or agency referred to in Section
                  4.05 to collect payment of the Change in Control Purchase
                  Price;

                       (9) that the Change in Control Purchase Price for any Security as to which a Change in Control Purchase Notice has been duly given and not withdrawn will be paid as promptly as practicable following the later of the Change in Control Purchase Date and the time of surrender of such Security as described in clause (8), above;

                       (10) the procedures the Holder must follow to exercise rights under this Section 3.10 and a brief description of those rights;

                       (11) briefly, the conversion rights of the Securities (including whether the Securities are then currently convertible);

                       (12) the procedures for withdrawing a Change in Control Purchase Notice;

                       (13) that, unless the Company defaults in making payment of such Change in Control Purchase Price on Securities surrendered for purchase, Original Issue Discount and interest will cease to accrue on and after the Change in Control Purchase Date; and

                       (14)  the CUSIP number of the Securities.

                  (c) A Holder may exercise its rights specified in Section 3.10(a) upon delivery of a written notice of purchase (a "Change in Control Purchase Notice") to the Paying Agent or to the office or agency referred to in Section 4.05 at any time prior to the close of business on the Change in Control Purchase Date, stating:

                       (1) the certificate number of the Security which the Holder will deliver to be purchased;

                       (2) the portion of the Principal Amount of the Securities which the Holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof; and

                       (3) that each such Security shall be purchased pursuant to the terms and conditions specified in the Securities.

         The delivery of each such Security to the Paying Agent prior to, on or after the Change in Control Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent or to the office or agency referred to in Section 4.05 shall be a condition to the receipt by the Holder of the Change in Control Purchase Price therefor; provided, however, that such
                                               --------  -------
Change in Control Purchase Price shall be so paid pursuant to this Section 3.10 only if the Security so delivered to the Paying Agent or such office or agency shall conform in all respects to the description thereof set forth in the related Change in Control Purchase Notice and such Change in Control Purchase Notice shall not be validly withdrawn by the Holder.

         The Company shall purchase from the Holder thereof, pursuant to this
Section 3.10, a portion of a Security if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

         Any purchase by the Company contemplated pursuant to the provisions of this Section 3.10 shall be consummated by the delivery of the consideration to be received by the Holder as promptly as practicable following the later of the Change in Control Purchase Date and the time of delivery of the Security to the Paying Agent or to the office or agency referred to in Section 4.05 in accordance with this Section 3.10.

         Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent or to the office or agency referred to in Section 4.05 the Change in Control Purchase Notice contemplated by this Section 3.10(c) shall have the right to withdraw such Change in Control Purchase Notice at any time prior to the close of business on the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent or to the office or agency referred to in Section 4.05 in accordance with Section 3.11.

         The Paying Agent shall promptly notify the Company of the receipt by it of any Change in Control Purchase Notice or written withdrawal thereof.

         Section 3.11. Effect of Purchase Notice or Change in Control Purchase
                       -------------------------------------------------------
Notice. Upon receipt by the Paying Agent of the Purchase Notice or Change in
------
Control Purchase Notice specified in Section 3.09(a) or Section 3.10(c), as applicable, the Holder of the Security in respect of which such Purchase Notice or Change in Control Purchase Notice, as the case may be, was given shall (unless such Purchase Notice or Change in Control Purchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price or Change in Control Purchase Price, as the case may be, to the extent accrued on such Security to the Purchase Date or Change in Control Purchase Date, as the case may be. Such Purchase Price or Change in Control Purchase Price shall be paid to such Holder, subject to receipts of funds and/or Common Stock by the Paying Agent, as promptly as practicable following the later of (x) the Purchase Date or the Change in Control Purchase Date, as the case may be, with respect to such Security (provided the conditions in Section 3.09(a) or Section 3.10(c), as applicable, have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 3.09(a) or Section 3.10(c), as applicable. Securities in respect of which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been given by the Holder thereof may not be converted pursuant to Article 11 hereof on or after the date of the delivery of such Purchase Notice or Change in Control Purchase Notice, as the case may be, unless such Purchase Notice or Change in Control Purchase Notice, as the case may be, has first been validly withdrawn as specified in the following two paragraphs.

         A Purchase Notice or Change in Control Purchase Notice, as the case may be, may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent or to the office or agency referred to in Section
4.05 in accordance with the Purchase Notice or Change in Control Purchase Notice, as the case may be, at any time prior to the close of business on the Purchase Date or the Change in Control Purchase Date, as the case may be, specifying:

                       (1) the Principal Amount of the Securities with respect to which such notice of withdrawal is being submitted,

                       (2) the certificate number of the Securities in respect of which such notice of withdrawal is being submitted, and

                       (3) the Principal Amount, if any, of any such Securities which remain subject to the original Purchase Notice or Change in Control Purchase Notice, as the case may be, and which has been or will be delivered for purchase by the Company.

         A written notice of withdrawal of a Purchase Notice may be in the form set forth in the preceding paragraph or may be in the form of (i) a conditional withdrawal contained in a Purchase Notice pursuant to the terms of Section 3.09(a)(1)(D) or (ii) a conditional withdrawal containing the information set forth in Section 3.09(a)(1)(D) and the preceding paragraph and contained in a written notice of withdrawal delivered to the Paying Agent as set forth in the preceding paragraph.

         There shall be no purchase of any Securities pursuant to Section 3.09 (other than through the issuance of Common Stock in payment of the Purchase Price, including cash in lieu of fractional shares) or 3.10 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Purchase Notice or Change in Control Purchase Notice, as the case may be) and is continuing an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Securities) in which case, upon such return, the Purchase Notice or Change in Control Purchase Notice with respect thereto shall be deemed to have been withdrawn.

         Section 3.12. Deposit of Purchase Price or Change in Control Purchase
                       -------------------------------------------------------
Price. Prior to 10:00 a.m. New York City time on the Business Day following
-----
the Purchase Date or the Change in Control Purchase Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.04) an amount of money (in immediately available funds if deposited on such Business
Day) or Common Stock, if permitted hereunder, sufficient to pay the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, of all the Securities or portions thereof which are to be purchased as of the Purchase Date or Change in Control Purchase Date, as the case may be. After the Purchase Date or the Change in Control Purchase Date, Original Issue Discount, and interest shall cease to accrue on such Security, whether or not such Security is delivered to the Paying Agent.

         Section 3.13. Securities Purchased in Part. Any Security which is to be
                       ----------------------------
purchased only in part shall be surrendered at the office of the Paying Agent or to the office or agency referred to in Section 4.05 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate Principal Amount equal to, and in exchange for, the portion of the Principal Amount of the Security so surrendered which is not purchased.

         Section 3.14. Covenant to Comply With Securities Laws Upon Purchase of
                       --------------------------------------------------------
Securities. In connection with any offer to purchase or purchase of Securities
----------
under Section 3.09 or 3.10 hereof (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the

Exchange Act at the time of such offer or purchase), the Company shall (i) comply with Rule 13e-4 and Rule 14e-1 under the Exchange Act and any other then applicable tender offer rules, (ii) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Sections 3.09 and 3.10 to be exercised in the time and in the manner specified in Sections 3.09 and 3.10.

         Section 3.15. Repayment to the Company. The Trustee and the Paying
                       ------------------------
Agent shall return to the Company any cash or shares of Common Stock that remain unclaimed as provided in paragraph 14 of the Securities, together with interest or dividends, if any, thereon (subject to the provisions of Section 7.01(f)), held by them for the payment of the Purchase Price or Change in Control Purchase Price, as the case may be; provided, however, that to the
                                            --------  -------
extent that the aggregate amount of cash or shares of Common Stock deposited by the Company pursuant to Section 3.12 exceeds the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, of the Securities or portions thereof which the Company is obligated to purchase as of the Purchase Date or Change in Control Purchase Date, as the case may be, then as promptly as practicable after the Business Day following the Purchase Date or Change in Control Purchase Date, as the case may be, the Trustee shall return any such excess cash or shares of Common Stock to the Company (subject to the provisions of Section 7.01(f)).

         Notwithstanding anything in this Indenture to the contrary, all moneys delivered to the Trustee (in any capacity) for payment to Holders shall remain uninvested unless otherwise agreed to in writing between the Company and the Trustee.

                                   ARTICLE IV

                                   COVENANTS

         Section 4.01. Payment of Securities. The Company shall promptly make
                       ---------------------
all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Principal Amount, Issue Price, Accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price and interest shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, cash or securities, if expressly permitted hereunder, sufficient to pay all such amounts then due.

         The Company shall, to the extent permitted by law, pay interest on overdue amounts at the per annum rate of interest set forth in paragraph 1 of the Securities, compounded semi-annually, which interest on overdue amounts (to the extent payment of such interest shall be legally enforceable) shall accrue from the date such overdue amounts were originally due and payable.

         Section 4.02. SEC Reports. The Company shall file with the Trustee,
                       -----------
within 15 days after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual and quarterly reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act (or any such successor provisions thereto). The Company also shall comply with the other provisions of TIA Section 314(a), to the extent such provisions are applicable.

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         Section 4.03.  Compliance Certificate; Notice of Defaults.
                        ------------------------------------------

                 (a) The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on September 30, 2002) a certificate of the principal executive officer, the principal financial officer or the principal accounting officer of the Company stating whether or not, to the knowledge of the signer, the Company has complied with all conditions and covenants on its part contained in this Indenture and, if the signer has obtained knowledge of any default by the Company in the performance, observance or fulfillment of any such condition or covenant, specifying each such default and the nature thereof. For the purpose of this Section 4.03, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

                  (b) The Company shall file with the Trustee written notice of the occurrence of any Default or Event of Default within five Business Days of its becoming aware of such Default or Event of Default.

         Section 4.04. Further Instruments and Acts. Upon request of the
                       ----------------------------
Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         Section 4.05. Maintenance of Office or Agency. The Company will
                       -------------------------------
maintain in the Borough of Manhattan, The City of New York, in such location as may be required by the rules of any securities exchange or quotation system on which the Securities may from time to time be listed, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase, redemption or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee in The City of New York shall be such office or agency for all of the aforesaid purposes unless the Company shall maintain some other office or agency for such purposes and shall give prompt written notice to the Trustee of the location, and any change of location, of such other office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13.02.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner
--------  -------
relieve the Company of its obligation to maintain an office or agency in The City of New York, for such purposes.

                                   ARTICLE V

                             SUCCESSOR CORPORATION

         Section 5.01. When Company May Merge or Transfer Assets. The Company
                       -----------------------------------------
may consolidate with, or sell, lease or convey all or substantially all of its properties and assets to, or merge with or into any other Person, provided that
                                                                  --------
in any such case:

                  (a) either the Company shall be the continuing corporation or the successor Person shall be a Person organized and existing under the laws of the United States or any State thereof and such successor Person shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of all amounts payable with respect to all the Securities, according to their terms, and the due and punctual performance and observance of all of the covenants, conditions and obligations to be performed by the Company under the Securities and this Indenture; and

                  (b) immediately after giving effect to such merger or consolidation or such sale, lease or conveyance, and the assumption contemplated above, the Company or such successor Person shall not be in default in the performance of any such covenant, condition or obligation.

         In the case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor Person, such successor Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease of its properties and assets substantially as an entirety, the Company shall be relieved of any further obligation under this Indenture and the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

         The Trustee, subject to Section 7.01, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, complies with the provisions of this Article.

                                   ARTICLE VI

                             DEFAULTS AND REMEDIES

         Section 6.01. Events of Default.     An "Event of Default" means any
                       -----------------
one of the following events:

                  (a) a default in the payment of the Principal Amount, Redemption Price, Purchase Price or Change in Control Purchase Price on any Security when the same becomes due and payable pursuant to the terms hereof;

                  (b) failure of the Company to make any payment of interest, when the same becomes due and payable, for a period of 30 days;

                  (c) the Company fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in clauses (a) or (b) above) upon the receipt of notice of such default from the Trustee or from Holders of not less than 25% in aggregate Principal Amount of the Securities then outstanding and such failure (or the failure to obtain a waiver thereof) continues for 60 days after receipt by the Company of a Notice of Default;

                  (d) the Company fails to pay when due at maturity, or a default that results in the acceleration of maturity of, any indebtedness for borrowed money of the Company or its Subsidiaries in an aggregate amount of $50 million or more, unless the acceleration is rescinded, stayed or annulled within 30 days after written Notice of Default is given to the Company by the Trustee or holders of not less than 25% in aggregate Principal Amount of the Securities then outstanding; or

                  (e)  (i) the Company or any (ii) Designated Subsidiary or
         (iii) any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, pursuant to or under or within the meaning of any Bankruptcy Law:

                       (1)   commences a voluntary case or proceeding;

                       (2) consents to the (A) entry of an order for relief against it in an involuntary case or proceeding or the (B) commencement of any case against it;

                       (3) consents to the appointment of a Custodian of it or for any substantial part of its property;

                       (4) makes a general assignment for the benefit of its creditors;

                       (5) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

                       (6) consents to the filing of such petition or the appointment of or taking possession by a Custodian;

         provided, however, that in the case of clause (iii) relating to a group of Subsidiaries which would constitute a Designated Subsidiary, the actions described in the foregoing clauses 1 through 6, inclusive, are taken by such Subsidiaries at the same time or within the same 90 day period; or

                  (f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                       (1) is for relief against the Company or any Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, in an involuntary case or proceeding, or adjudicates the Company or any Designated Subsidiary insolvent or bankrupt;

                       (2) appoints a Custodian of the Company or any Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary, for any substantial part of its property; or

                       (3) orders the winding up or liquidation of the Company or any Designated Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Designated Subsidiary;

          and the order or decree remains unstayed and in effect for 60 days;

          provided, however, that in the case of any group of two or more such Subsidiaries which would constitute a Designated Subsidiary, any such order or decree is entered with respect to such Subsidiaries forming such group at the same time or within the same 90 day period.

                  "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors.

                  "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

         Notwithstanding anything herein to the contrary, a Default is not an Event of Default until the Trustee notifies the Company or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default, and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (b) or clause (c) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

         The Company shall deliver to the Trustee, within five (5) days after it becomes aware of the occurrence thereof, written notice of any event which with the giving of notice or the lapse of time, or both, would become an Event of Default under clause (b) or clause (c) above, its status and what action the Company is taking or proposes to take with respect thereto.

         Section 6.02. Acceleration. If an Event of Default (other than an Event
                       ------------
of Default specified in Section 6.01(e) or (f)) occurs and is continuing, the Trustee by Notice to the Company or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the Issue Price plus Accrued Original
Issue Discount through the date of such declaration, and any accrued and unpaid interest through the date of such declaration, on all the Securities to be immediately due and payable. Upon such a declaration, such Issue Price plus Accrued Original Issue Discount, and such accrued and unpaid interest shall be due and payable immediately. If an Event of Default specified in Section
6.01(e) or (f) occurs and is continuing, the Issue Price plus Accrued Original Issue Discount, and any accrued and unpaid interest on all the Securities to the date of the occurrence of such Event of Default shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the Issue Price plus Accrued Original Issue
Discount and any accrued and unpaid interest that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 7.06 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

         Section 6.03. Other Remedies. If an Event of Default occurs and is
                       --------------
continuing, the Trustee may pursue any available remedy to collect the payment of the Issue Price plus Accrued Original Issue Discount on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of

Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

         Section 6.04. Waiver of Past Defaults. The Holders of a majority in
                       -----------------------
aggregate Principal Amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default and its consequences except (1) an Event of Default described in Section 6.01(a), (2) a Default in respect of a provision that under Section
9.02 cannot be amended without the consent of each Securityholder affected or
(3) a Default which constitutes a failure to convert any Security in accordance with the terms of Article 11. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This Section 6.04 shall be in lieu of Section 316(a)1(B) of the TIA and such Section 316(a)1(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

         Section 6.05. Control by Majority. The Holders of a majority in
                       -------------------
aggregate Principal Amount of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it. This Section 6.05 shall be in lieu of Section 316(a)1(A) of the TIA and such Section 316(a)1(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

         Section 6.06. Limitation on Suits.  A Securityholder may not pursue
                       -------------------
any remedy with respect to this Indenture or the Securities unless:

                  (a) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

                  (b) the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

                  (c) such Holder or Holders offer to the Trustee security or indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (d) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and

                  (e) the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

         A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

         Section 6.07. Rights of Holders to Receive Payment. Notwithstanding
                       ------------------------------------
any other provision of this Indenture, the right of any Holder to receive payment of the Principal Amount, Issue Price plus Accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities or any Redemption Date, and to convert the Securities in accordance with Article 11, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

         Section 6.08. Collection Suit by Trustee. If an Event of Default
                       --------------------------
described in Section 6.01(a) or (b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 7.06.

         Section 6.09. Trustee May File Proofs of Claim. In case of the
                       --------------------------------
pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or its creditors, the Trustee (irrespective of whether the Principal Amount, Issue Price plus Accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (a) to file and prove a claim for the whole amount of the Principal Amount, Issue Price plus Accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 7.06) and of the Holders allowed in such judicial proceeding, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 6.10. Priorities.  If the Trustee collects any money
                       ----------
pursuant to this Article 6, it shall pay out the money in the following order:

                  FIRST: to the Trustee for amounts due under Section 7.06;

                  SECOND: to Securityholders for amounts due and unpaid on the Securities for the Principal Amount, Issue Price plus Accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

                  THIRD: the balance, if any, to the Company.

         The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10. At least 15 days before such record date, the Trustee shall mail to each Securityholder and the Company a notice that states the record date, the payment date and the amount to be paid.

         Section 6.11. Undertaking for Costs. In any suit for the enforcement of
                       ---------------------
any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section
6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to
Section 6.07 or a suit by Holders of more than 10% in aggregate Principal
Amount of the Securities at the time outstanding. This Section 6.11 shall be in lieu of Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

         Section 6.12. Waiver of Stay, Extension or Usury Laws. The Company
                       ---------------------------------------
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the Principal Amount, Issue Price plus Accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest delivering Common Stock upon a conversion pursuant to Article 11 or paying the cash equivalent thereof, in respect of Securities, or any interest on such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII

                                    TRUSTEE

         Section 7.01. Certain Duties and Responsibilities.
                       -----------------------------------

                  (a)  Except during the continuance of an Event of Default,

                       (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                       (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                       (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                       (2)   the Trustee shall not be liable for
                  any error of judgement made in good faith by a Trust Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                       (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities; and

                       (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         Section 7.02. Rights of Trustee.
                       -----------------

         Subject to the provisions of Section 7.01:

                  (a) The Trustee may conclusively rely and be protected in acting or refraining from acting on any document believed by it to be genuine and to have been signed or presented by the proper person and shall incur no liability in its reliance thereon. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder.

                  (g) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (h) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (i) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

                  (j) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

                  (k) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         All rights, privileges, protections, benefits and immunities granted to the Trustee under this Indenture shall include the Trustee acting in any capacity under this Indenture.

         Section 7.03. Individual Rights of Trustee. The Trustee in its
                       ----------------------------
individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 7.09 and 7.10.

         Section 7.04. Trustee's Disclaimer. The Trustee makes no representation
                       --------------------
as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, it shall not be responsible for any statement in the registration statement for the Securities under the Securities Act or in the Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

         Section 7.05. Notice of Defaults. The Trustee shall, within 90 days
                       ------------------
after the occurrence of any Default, mail to all Holders of Securities, as the names and addresses of such Holders appear on the books of registry of the Company, notice of all Defaults of which the Trustee shall be aware, unless such Defaults shall have been cured or waived before the giving of such notice; provided that, except in the case of a Default described in Section 6.01(a) or
-------- ----
6.01(b), the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or Trust Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities.

         Section 7.06. Reports by Trustee to Holders. Within 60 days after each
                       -----------------------------
May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Section 313(a), if required by said Section. The Trustee also shall comply with TIA Section 313(b).

         A copy of each report at the time of its mailing to Securityholders shall be provided to the Company and shall be submitted to the SEC and each stock exchange on which the Securities are listed. The Company agrees promptly to notify the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

         Section 7.07. Compensation and Indemnity.  The Company agrees:
                       --------------------------

                  (a) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder (which compensation shall not (to the extent permitted by law) be limited by any provision of law in regard to the compensation of a trustee of an express trust) as the Company shall from time to time agree in writing;

                  (b) to reimburse the Trustee upon its request and, if required by the Company, submission of reasonable documentation for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify each of the Trustee, its officers, directors, employees and agents, or any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based upon, measured or determined by the income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The Trustee shall give the Company notice of any claim or liability for which the Trustee might be entitled to indemnification under subparagraph (c) of this Section 7.07, within a reasonable amount of time after a Trust Officer of the Trustee becomes aware of such claim or liability. To secure the Company's payment obligations in this
Section 7.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee.

         The Company's payment obligations pursuant to this Section 7.07 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(e) or (f), the expenses are intended to constitute expenses of administration under the Bankruptcy Law. The provisions of this Section shall survive the termination of this Indenture.

         Section 7.08. Replacement of Trustee. The Trustee may resign by so
                       ----------------------
notifying the Company; provided, however, no such resignation shall be
                       --------  -------
effective until a successor Trustee has accepted its appointment pursuant to this Section 7.08. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee (subject to the consent of the Company, such consent not to be unreasonably withheld). The Company shall, to the extent permitted by applicable law, remove the Trustee if:

                  (a)  the Trustee fails to comply with Section 7.10;

                  (b)  the Trustee is adjudged bankrupt or insolvent;

                  (c) a receiver or other public officer takes charge of the Trustee or its property; or

                  (d)  the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee that meets the requirements of Section 7.10.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

         If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, at the Company's expense, the Company or the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         Section 7.09. Successor Trustee by Merger. If the Trustee consolidates
                       ---------------------------
with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another Person, the resulting, surviving or transferee Person, without any further act, shall be the successor Trustee.

         Section 7.10. Eligibility; Disqualification. The Trustee shall at all
                       -----------------------------
times satisfy the requirements of TIA Sections 310(a)(1) and 310(b). The Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. In determining whether the Trustee has conflicting interests as defined in TIA
Section 310(b)(1), the provisions contained in the proviso to TIA Section 310(b)(1) shall be deemed incorporated herein.

         Section 7.11. Preferential Collection of Claims Against Company. The
                       -------------------------------------------------
Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                 ARTICLE VIII

                            DISCHARGE OF INDENTURE

         Section 8.01. Discharge of Liability on Securities. When (i) the
                       ------------------------------------
Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.07) for cancellation or (ii) all outstanding Securities have become due and payable and the Company deposits with the Trustee cash or, if expressly permitted by the terms hereof, securities sufficient to pay at the Stated Maturity, the Purchase Date, the Change in Control Purchase Date or the Redemption Date, as the case may be, the Principal Amount, the Purchase Price and interest (if due and unpaid), the Change in Control Purchase Price or the Redemption Price, as the case may be, of all outstanding Securities (other than Securities replaced pursuant to Section 2.07), and if the Company has paid all other sums payable hereunder by the Company (including, without limitation, sums payable by delivery of shares of Common Stock pursuant to Section 3.09), then this Indenture shall, subject to Section 7.06, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

         Section 8.02. Repayment to the Company. The Trustee and the Paying
                       ------------------------
Agent shall return to the Company any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for one year; provided, however, that the Trustee or such Paying Agent, before
          --------  -------
being required to make any such return, may, at the expense of the Company, cause to be published once in The Wall Street Journal or another daily
                              -----------------------
newspaper of national circulation or mail to each such Holder notice that such money or securities remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed money or securities then remaining will be returned to the

 Company. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and the Trustee and the Paying Agent shall have no further liability with respect to such money or securities for that period commencing after the return thereof.

                                   ARTICLE IX

                                   AMENDMENTS

         Section 9.01. Without Consent of Holders.  The Company and the Trustee
                       --------------------------
may amend this Indenture or the Securities without the consent of any
Securityholder:

                  (a) to cure any ambiguity, omission, defect or inconsistency; provided, however, that such amendment does not materially adversely affect the
--------  -------
rights of any Securityholder;

                  (b)  to comply with Article 5 or Section 11.15;

                  (c) to provide for uncertificated Securities in addition to or in place of certificated Securities so long as such action shall not adversely affect the interests of the Holders of the Securities in any material respect;

                  (d) to make any change that does not materially adversely affect the rights of any Securityholder;

                  (e) to add to the covenants or obligations of the Company hereunder or to surrender any right, power or option herein conferred upon the Company;

                  (f) to secure the Company's obligations under the Securities and this Indenture; or

                  (g)  increase the interest to be paid to Holders; or

                  (h) to make any change to comply with the TIA, or any amendment thereafter, or any requirement of the SEC in connection with the qualification of this Indenture under the TIA or any amendment thereof.

         Section 9.02. With Consent of Holders. With the written consent of the
                       -----------------------
Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding, the Company and the Trustee may amend this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment or supplement to this Indenture or the Securities may not:

                  (a) make any reduction on the amount or rate of accrual of Original Issue Discount or interest on any Security;

                  (b) make any Security payable in money or securities other than that stated in the Security;

                  (c) make any reduction in the Principal Amount, Accrued Original Issue Discount, Redemption Price, Purchase Price or Change in Control Purchase Price with respect to any Security;

                  (d) make any change to the Principal Amount of Securities whose Holders must consent to an amendment or supplement to this Indenture.

                  (e) make any change that adversely affects the right to convert any Security (including at the option of the Company, to receive cash in lieu of Common Stock except as set forth in Section 9.01(e));

                  (f) make any change that adversely affects the right to require the Company to purchase the Securities pursuant to Sections
         3.09 and 3.10 hereof;

                  (g) impair the right of a Holder to institute a suit for the enforcement of any payment with respect to, or conversion of, the Securities;

         It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment under this Section 9.02 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

         Section 9.03. Compliance with Trust Indenture Act. Every
                       -----------------------------------
supplemental indenture executed pursuant to this Article shall comply with the TIA as then in effect.

         Section 9.04. Revocation and Effect of Consents, Waivers and Actions.
                       ------------------------------------------------------
Until an amendment or waiver becomes effective, a consent to it or any other action by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder, except as provided in Section 9.02.

         Section 9.05. Notation on or Exchange of Securities. Securities
                       -------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

         Section 9.06. Trustee to Sign Supplemental Indentures. The Trustee
                       ---------------------------------------
shall sign any supplemental indenture authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment the Trustee shall be entitled to receive, and (subject to the provisions of Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

         Section 9.07. Effect of Supplemental Indentures. Upon the execution of
                       ---------------------------------
any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                   ARTICLE X

                                   [Reserved]

                                   ARTICLE XI

                                   CONVERSION

         Section 11.01. Conversion Privilege. A Holder of a Security may convert
                        --------------------
such Security into shares of Common Stock at any time during the period stated in paragraph 8 of the Securities, subject to the provisions of this Article 11. The number of shares of Common Stock issuable upon conversion of a Security per $1,000 of Principal Amount thereof shall be determined in accordance with the provisions of paragraph 8 of the Securities. The number of Shares issuable upon conversion of a Security per $1,000 of Principal Amount thereof shall equal 14.9616, subject to adjustment (the "Conversion Rate").

         A Holder may convert a portion of the Principal Amount of a Security if the portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

         "Time of Determination" means the time and date of the earlier of (i) the determination of stockholders entitled to receive rights, warrants or options or a distribution, in each case, to which Section 11.08 or 11.09 applies and (ii) the time ("Ex-Dividend Time") immediately prior to the commencement of "ex-dividend" trading for such rights, warrants or options or distribution on the New York Stock Exchange or such other national or regional exchange or market on which the Common Stock is then listed or quoted.

         Section 11.02. Conversion Procedure. To convert a Security, a Holder
                        --------------------
must satisfy the requirements in paragraph 8 of the Securities. The date on which the Holder satisfies all those requirements is the conversion date (the "Conversion Date"). As soon as practicable after the Conversion Date, the Company shall deliver to the Holder, through the Conversion Agent, a certificate for the number of whole shares of Common Stock issuable upon the conversion and cash in lieu of Common Stock pursuant to Section 11.06 or of any fractional share determined pursuant to Section 11.03. The Company shall determine such whole number of shares and the amounts of the cash, and shall set forth such information in a certificate delivered to the Conversion Agent. The Conversion Agent shall have no duties under this paragraph unless and until it has received such certificate.

         The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the Conversion Date; provided, however,
                                                             --------  -------
that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; such conversion shall be at the Conversion Rate in effect on the date that such Security shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of a Security, such person shall no longer be a Holder of such Security.

         Holders may surrender a Security for conversion by means of book-entry delivery in accordance with paragraph 8 of the Securities and the regulations of the applicable book entry facility.

         No payment or adjustment will be made for dividends on, or other distributions with respect to, any Common Stock except as provided in this
Article 11. On conversion of a Security, that portion of Accrued Original Issue Discount attributable to the period from the Issue Date of the Security through the Conversion Date and (except as provided below) accrued and unpaid interest with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (together with the cash payment, if any) in exchange for the Security being converted pursuant to the provisions hereof; and the fair market value of such shares of Common Stock (together with any such cash payment) shall be treated as issued, to the extent thereof, first in exchange for Original Issue Discount accrued through the Conversion Date and accrued and unpaid interest and the balance, if any, of such fair market value of such Common Stock (and any such cash payment) shall be treated as issued in exchange for the Issue Price of the Security being converted pursuant to the provisions hereof.

         If the Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the total Principal Amount of the Securities converted.

         A Security surrendered for conversion based on (a) the Common Stock price may be surrendered for conversion until the close of business on the Business Day immediately proceeding April 24, 2022, (b) a credit downgrade may be surrendered for conversion until the close of business on any Business Day during the period of the credit downgrade as more fully described in paragraph 8 of the Securities, (c) the Security being called for redemption may be surrendered for conversion at any time prior to the close of business on the second Business Day immediately preceding the Redemption Date, and (d) upon the occurrence of certain corporate transactions more fully described in paragraph 8 of the Securities may be surrendered for conversion at any time from and after the date which is 15 days prior to the anticipated effective date of such transaction until 15 days after the actual date of such transaction, and if such day is not a Business Day, the next occurring Business Day following such day.

         Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security in an authorized denomination equal in Principal Amount to the unconverted portion of the Security surrendered, provided that such Principal Amount is $1,000 or an integral multiple thereof.

         Section 11.03. Fractional Shares.   The Company will not issue a
                        -----------------
fractional share of Common Stock upon conversion of a Security. Instead, the Company will deliver cash for the current market value of the fractional share. The current market value of a fractional share shall be determined, to the nearest 1/1,000th of a share, by multiplying the Sale Price of the Common Stock, on the last Trading Day prior to the Conversion Date, of a full share by the fractional amount and rounding the product to the nearest whole cent for purposes of determining the existence of potential fractional shares, all Securities surrendered by a Holder for conversion shall be considered together (no matter how many separate Certificates are to be presented).

         Section 11.04. Taxes on Conversion.   If a Holder converts a Security,
                        -------------------
the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude the Company from any tax withholding or directing the withholding of any tax required by law or regulations.

         Section 11.05. Company to Provide Stock.   The Company shall, prior to
                        ------------------------
issuance of any Securities under this Article 11, and from time to time as may be necessary, reserve out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the conversion of the Securities.

         All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

         The Company will endeavor promptly to comply with all Federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the Common Stock is then listed or quoted.

         Section 11.06.    Payment of Cash in Lieu of Common Stock.
                           ---------------------------------------

         In lieu of delivery of shares of Common Stock upon notice of conversion of any Securities (for all or any portion of the Securities), the Company may elect to pay Holders surrendering Securities an amount in cash per Security (or a portion of a Security) equal to the average sale price of Common Stock for the five consecutive Trading Days (the "Cash Settlement Averaging Period") immediately following (a) the date of the notice of the Company's election to deliver cash as described below if the Company has not previously given notice of redemption and the expiration of the Conversion Retraction Period (as defined below), or (b) the Conversion Date, in the case of conversion following the Company's notice of redemption specifying that the Company intends to deliver cash upon conversion, in either case multiplied by the Conversion Rate in effect on that date. The Company will inform the Holders no later than two Business Days following the Conversion Date of its election ("Cash Settlement Notice Period") to pay cash in lieu of delivery of the Common Stock otherwise issuable upon conversion, unless the Company has already informed Holders of its election in connection with the Company's redemption of the Securities pursuant to
Section 3.01 or 3.02 herein. If the Company chooses to satisfy a portion of its obligation in cash, notice of such election will specify the dollar amount or percentage to be satisfied in cash. Holders may retract their conversion notice at any time during the two Business Day period beginning on the day after the final day of the Cash Settlement Notice Period ("Conversion Retraction Period"); no such retraction can be made (and a conversion notice shall be irrevocable) if the Company does not elect to deliver cash in lieu of Common Stock (other than cash in lieu of fractional shares). If the conversion notice has not been retracted, then settlement (in cash and/or Common Stock) will occur on the day following the final day of the Cash Settlement Averaging Period. If an Event of Default (other than a default in a cash payment upon conversion of the Securities), has occurred and is continuing, the Company may not pay cash upon conversion of any Securities or portion of the Security (other than cash for fractional shares).

         If the Company specifies a cash settlement amount (the "Specified Cash Amount"), the settlement amounts will be computed as follows:

         Cash Settlement Portion: the Specified Cash Amount specified by the Company, plus

         Common Stock Settlement Portion: Conversion ratio minus the quotient obtained by dividing the Specified Cash Amount by the average stock price, where the average stock price is the average closing price of the Common Stock during the 5 Trading Days in the Cash Settlement Averaging Period.

         Notwithstanding any of the foregoing, the conversion ration will never be less than zero.

         Section 11.07.  Adjustment for Change in Capital Stock. If, after
                         --------------------------------------
the Issue Date of the Securities, the Company:

                  (a) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock or shares of other capital stock;

                  (b) subdivides its outstanding shares of Common Stock into a greater number of shares;

                  (c) combines its outstanding shares of Common Stock into a smaller number of shares;

                  (d) issues by reclassification of its Common Stock any shares of its capital stock (other than rights, warrants or options for its capital stock);

then the conversion privilege and the Conversion Rate in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares or other units of capital stock of the Company which such Holder would have owned immediately following such action if such Holder had converted the Security immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution (unless such dividend or distribution is not paid, in which case no such adjustment shall be made) and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If after an adjustment a Holder of a Security upon conversion of such Security may receive shares or other units of two or more classes of capital stock of the Company, the Conversion Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class or series of capital stock as is contemplated by this Article 11 with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Article 11.

         Section 11.08.    Adjustment for Rights Issue.
                           ---------------------------

If after the Issue Date, the Company distributes any rights, warrants or options to all holders of its Common Stock entitling them, for a period expiring within 45 days after the record date for such distribution, to purchase shares of Common Stock at a price per share less than the Sale Price of the Common Stock as of the Time of Determination, the Conversion Rate shall be adjusted in accordance with the formula:

                                   R'  =  R x        (O + N)
                                             ----------------------
                                                (O + [(N x P)/M)]

         where:

         R' = the adjusted Conversion Rate.

         R = the current Conversion Rate.

         O = the number of shares of Common Stock outstanding on the record date for the distribution to which this Section 11.08 is being applied.

         N = the number of additional shares of Common Stock offered pursuant to the distribution.

         P = the offering or exercise price per share of the additional shares.

         M = the Average Sale Price, minus, in the case of (i) a distribution to which Section 11.07(d) applies or (ii) a distribution to which Section 11.09 applies, for which, in each case, (x) the record date shall occur on or before the record date for the distribution to which this Section 11.08 applies and (y) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 11.08 applies, the fair market value (on the record date for the distribution to which this Section
11.08 applies) of:

                         (1) the capital stock of the Company distributed in respect of each share of Common Stock in such Section 11.07(d) distribution; and

                         (2) the assets of the Company or debt securities or any rights, warrants or options to purchase securities of the Company distributed in respect of each share of Common Stock in such Section 11.09 distribution.

                   The Board of Directors shall determine fair market values for the purposes of this Section 11.08.

         The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the rights, warrants or options to which this Section 11.08 applies. If all of the shares of Common Stock subject to such rights, warrants or options have not been issued when such rights, warrants or options expire, then the Conversion Rate shall promptly be readjusted to the Conversion Rate which would then be in effect had the adjustment upon the issuance of such rights, warrants or options been made on the basis of the actual number of shares of Common Stock issued upon the exercise of such rights, warrants or options.

         No adjustment shall be made under this Section 11.08 if the application of the formula stated above in this Section 11.08 would result in a value of R' that is equal to or less than the value of R.

         Section 11.09. Adjustment for Other Distributions. (a) Subject to
                        ----------------------------------
11.09(c), if, after the Issue Date of the Securities, the Company distributes to all holders of its Common Stock any of its assets excluding distributions of capital stock or debt securities or any rights, warrants or options to purchase securities of the Company (including securities or cash, but excluding (x) distributions of capital stock referred to in Section 11.07 and distributions of rights, warrants or options referred to in Section 11.08 and (y) cash dividends or other cash distributions that are paid out of consolidated current net earnings or earnings retained in the business as shown on the books of the Company unless, and only to the extent, such cash dividends or other cash distributions are Extraordinary Cash Dividends) the Conversion Rate shall be adjusted, subject to the provisions of Section 11.09(c), in accordance with the formula:

                               R'  =     R x M
                                      ---------
                                         M - F

where:

         R' = the adjusted Conversion Rate.

         R = the current Conversion Rate.

         M = the Average Sale Price, minus, in the case of a distribution to which Section 11.07(d) applies, for which (i) the record date shall occur on or before the record date for the distribution to which this Section 11.09 applies and (ii) the Ex-Dividend Time shall occur on or after the date of the Time of Determination for the distribution to which this Section 11.09 applies, the fair market value (on the record date for the distribution to which this Section
11.09 applies) of any capital stock of the Company distributed in respect of each share of Common Stock in such Section 11.07(d) distribution.

         F = the fair market value (on the record date for the distribution to which this Section 11.09 applies) of the assets, securities, rights, warrants or options to be distributed in respect of each share of Common Stock in the distribution to which this Section 11.09 is being applied (including, in the case of cash dividends or other cash distributions giving rise to an adjustment, all such cash distributed concurrently).

                  The Board of Directors shall determine fair market values for the purposes of this Section 11.09.

         The adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution to which this Section 11.09 applies. No adjustment will be made to the Conversion Rate if the distribution is not made.

         For purposes of this Section 11.09, the term "Extraordinary Cash Dividend" shall mean any cash dividend or distribution with respect to the Common Stock the amount of which, together with the aggregate amount of cash dividends on the Common Stock to be aggregated with such cash dividend in accordance with the provisions of this paragraph, equals or exceeds the threshold percentage set forth in item (i) below. For purposes of item (i) below, the "Ex-Dividend Measurement Period" with respect to a cash dividend on the Common Stock shall mean the 365 consecutive day period ending on the date prior to the Ex-Dividend Time with respect to such cash dividend, and the "Relevant Cash Dividends" with respect to a cash dividend on the Common Stock shall mean the cash dividends on the Common Stock with Ex-Dividend Times occurring in the Measurement Period.

                  (i) If, upon the date prior to the Ex-Dividend Time with respect to a cash dividend on the Common Stock, the aggregate amount of such cash dividend together with the amounts of all Relevant Cash Dividends equals or exceeds on a per share basis 5% of the Sale Price of the Common Stock on the last Trading Day preceding the date of declaration by the Board of Directors of the cash dividend or distribution with respect to which this provision is being applied, then such cash dividend together with all Relevant Cash Dividends, shall be deemed to be an Extraordinary Cash Dividend and for purposes of applying the formula set forth above in this Section 11.09, the value of "F" shall be equal to (y) the aggregate amount of such cash dividend together with the amount of all Relevant Cash Dividends, minus (z) the aggregate amount of all Relevant Cash Dividends for which a prior adjustment in the Conversion Rate was previously made under this Section 11.09.

                  In making the determinations required by item (i) above, the amount of cash dividends paid on a per share basis and the amount of any Relevant Cash Dividends specified in item (i) above, shall be appropriately adjusted to reflect the occurrence during such period of any event described in
                  Section 11.07.

                  (b) If, after the Issue Date, the Company pays a dividend or makes a distribution to all holders of its Common Stock consisting of capital stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company, the Conversion Rate shall be adjusted in accordance with the formula:

                           R'  =  R x   (1 + F/M)

where:

         R' = the adjusted Conversion Rate.

         R  = the current Conversion Rate.

         M  = the average of the Sale Prices of the Common Stock for the ten
(10) Trading Days commencing on and including the fifth Trading Day after the date on which "ex-dividend trading" commences for such dividend or distribution on The New York Stock Exchange or such other national or regional exchange or market which such securities are then listed or quoted (the "Ex-Dividend Date").

         F = the fair market value of the securities distributed in respect of each share of Common Stock for which this Section 11.09(b) applies shall mean the number of securities distributed in respect of each share of Common Stock multiplied by the average of the Sale Prices of those securities distributed for the ten (10) Trading Days commencing on and including the fifth Trading Day after the effectiveness of the Ex-Dividend Date.

                  (c) In the event that, with respect to any distribution to which Section 11.09(a) or (b) would otherwise apply, the difference between "M-F" is less than $1.00 or "F" is equal to or greater than "M", then the adjustment provided by Section 11.09(a) shall not be made and in lieu thereof the provisions of Section 11.15 shall apply to such distribution.

         Section 11.10. When Adjustment May Be Deferred. No adjustment in the
                        -------------------------------
Conversion Rate need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

         All calculations under this Article 11 shall be made to the nearest cent or to the nearest 1/1,000th of a share, as the case may be.

         Section 11.11. When No Adjustment Required. No adjustment need be made
                        ---------------------------
for a transaction referred to in Section 11.07, 11.08, 11.09 or 11.15 if Securityholders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. Such participation by Securityholders may include participation upon conversion provided that an adjustment shall be made at such time as the Securityholders are no longer entitled to participate.

         No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

         No adjustment need be made for a change in the par value or no par value of the Common Stock.

         To the extent the Securities become convertible pursuant to this
Article 11 into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         Notwithstanding any provision to the contrary in this Indenture, no adjustment shall be made in the Conversion Rate to the extent, but only to the extent, such adjustment results in the following quotient being less than the par value of the Common Stock: (i) the Issue Price plus Accrued Original Issue Discount as of the date such adjustment would otherwise be effective divided by
(ii) the Conversion Rate as so adjusted.

         No adjustment will be made pursuant to this Section 11 which would result, through the application of two or more provisions hereof, in the duplication of any adjustment.

         Section 11.12. Notice of Adjustment. Whenever the Conversion Rate is
                        --------------------
adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment. The Company shall file with the Trustee and the Conversion Agent such notice and a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. Upon receipt by it of such notice, the Conversion Agent will promptly mail such notice to Securityholders at the Company's expense. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Holder desiring inspection thereof.

         Section 11.13. Voluntary Increase. The Company from time to time may
                        ------------------
increase the Conversion Rate by any amount and for any period of time that the Company determines, in its sole discretion, to be appropriate. Whenever the Conversion Rate is increased, the Company shall mail to Securityholders and file with the Trustee and the Conversion Agent a notice of the increase. The Company shall mail the notice at least 15 days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect.

         A voluntary increase of the Conversion Rate does not change or adjust the Conversion Rate otherwise in effect for purposes of Section 11.07, 11.08 or 11.09.

         Section 11.14. Notice of Certain Transactions. If:
                        ------------------------------

                (a) the Company takes any action that would require an adjustment in the Conversion Rate pursuant to Section 11.07, 11.08 or
         11.09 (unless no adjustment is to occur pursuant to Section 11.11); or

                (b) the Company takes any action that would require a supplemental indenture pursuant to Section 11.15; or

                (c)   there is a liquidation or dissolution of the Company;

then the Company shall mail to Securityholders and file with the Trustee and the Conversion Agent a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, binding share exchange, transfer, liquidation or dissolution. The Company shall file and mail the notice at least 15 days before such date. Failure to file or mail the notice or any defect in it shall not affect the validity of the transaction.

         Section 11.15. Reorganization of Company; Special Distributions. If the
                        ------------------------------------------------
Company is a party to a transaction subject to Section 5.01 (other than a sale of all or substantially all of the assets of the Company in a transaction in which the holders of Common Stock immediately prior to such transaction do not receive securities, cash, property or other assets of the Company or any other person) or a merger or binding share exchange which reclassifies or changes its outstanding Common Stock, the Person obligated to deliver securities, cash or other assets upon conversion of Securities shall enter into a supplemental indenture. If the issuer of securities deliverable upon conversion of Securities is an Affiliate of the successor Company, that issuer shall join in the supplemental indenture.

         The supplemental indenture to be entered into by such Person pursuant to the immediately preceding paragraph shall provide that the Holder of a Security may convert it into the kind and amount of securities, cash or other assets which such Holder would have received immediately after the consolidation, merger, binding share exchange or transfer if such Holder had converted the Security immediately before the effective date of the transaction, assuming (to the extent applicable) that such Holder (i) was not a constituent person or an Affiliate of a constituent person to such transaction; (ii) made no election with respect thereto; and (iii) was treated alike with the plurality of non-electing Holders. The supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article 11. The successor Company shall mail to Securityholders a notice briefly describing the supplemental indenture.

         If this Section applies, neither Section 11.07 nor 11.08 applies.

         If the Company makes a distribution to all holders of its Common Stock of any of its assets, or debt securities or any rights, warrants or options to purchase securities of the Company that, but for the provisions of Section 11.09(c), would otherwise result in an adjustment in the Conversion Rate pursuant to the provisions of Section 11.09, then, from and after the record date for determining the holders of Common Stock entitled to receive the distribution, a Holder of a Security that converts such Security in accordance with the provisions of this Indenture shall upon such conversion be entitled to receive, in addition to the shares of Common Stock into which the Security is convertible, the kind and amount of securities, cash or other assets comprising the distribution that such Holder would have received if such Holder had converted the Security immediately prior to the record date for determining the holders of Common Stock entitled to receive the distribution.

         Section 11.16. Company Determination Final. Any determination that the
                        ---------------------------
Company or the Board of Directors must make pursuant to Section 11.03, 11.07, 11.08, 11.09, 11.10, 11.11, 11.15 or 11.18 is conclusive.

         Section 11.17. Trustee's Adjustment Disclaimer. The Trustee has no duty
                        -------------------------------
to determine when an adjustment under this Article 11 should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section 11.15 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this
Article 11. Each Conversion Agent (other than the Company or an Affiliate of the Company) shall have the same protection under this Section 11.17 as the Trustee.

         Section 11.18. Simultaneous Adjustments. In the event that this
                        ------------------------
Article 11 requires adjustments to the Conversion Rate under more than one of Sections 11.07(d), 11.08 or 11.09, and the record dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of Section 11.07, second, the provisions of Section 11.09 and, third, the provisions of Section 11.08.

         Section 11.19. Successive Adjustments. After an adjustment to the
                        ----------------------
Conversion Rate under this Article 11, any subsequent event requiring an adjustment under this Article 11 shall cause an adjustment to the Conversion Rate as so adjusted.

         Section 11.20. Rights Issued in Respect of Common Stock Issued Upon
                        ----------------------------------------------------
Conversion.  Each share of Common Stock issued upon conversion of Securities
----------
pursuant to this Article 11 shall be entitled to receive the appropriate number of Rights, if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights agreement adopted by the Company, as the same may be amended from time to time (in each case, a "Rights Agreement"). Provided that such Rights Agreement requires that each share of Common Stock issued upon conversion of Securities at any time prior to the distribution of separate certificates representing the Rights be entitled to receive such Rights, then, notwithstanding anything else to the contrary in this Article 11, there shall not be any adjustment to the conversion privilege or Conversion Rate as a result of the issuance of Rights, the distribution of separate certificates representing the Rights, the exercise or redemption of such Rights in accordance with any such Rights Agreement, or the termination or invalidation of such Rights.

                                   ARTICLE XII
                               PAYMENT OF INTEREST

         Section 12.01. Interest Payments.   Interest on any Security that is
                        -----------------
payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security is registered at the close of business on April 1 and October 1 of each year (each a "Regular Record Date") at the office or agency of the Company maintained for such purpose. Each installment of interest on any Security shall be paid in same-day funds by transfer to an account maintained by the payee located inside the United States. In the case of a Global Security, interest payable on any applicable payment date will be paid to the Depositary, with respect to that portion of such Global Security held for its account by Cede & Co. for the purpose of permitting such party to credit the interest received by it in respect of such Global Security to the accounts of the beneficial owners thereof.

         Section 12.02. Defaulted Interest. Any interest on any Security that is
                        ------------------
payable, but is not punctually paid or duly provided for, within 30 days following any Interest Payment Date (herein called "Defaulted Interest", which term shall include any accrued and unpaid interest that has accrued on such defaulted amount in accordance with paragraph 1 of the Securities), shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company at its election in each case, as provided in clause (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Securities are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of

         Defaulted Interest proposed to be paid on each Security and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date (the "Special Record Date") for the payment of such Defaulted Interest which shall be not more than 15 days and not less than ten (10) days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears on the list of Securityholders maintained pursuant to Section 2.05 not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in The Wall Street Journal, but such
                                    -----------------------
         publications shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Securities are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

                  (b) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Section 12.03. Interest Rights Preserved. Subject to the foregoing
                        -------------------------
provisions of this Article 12 and Section 2.06, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, which were carried by such other Security.

                                   ARTICLE XIII

                                  MISCELLANEOUS

         Section 13.01. Trust Indenture Act Controls. If any provision of this
                        ----------------------------
Indenture limits, qualifies or conflicts with another provision which is required or deemed to be included in this Indenture by the TIA, the required or deemed provision shall control.

         Section 13.02.Notices.  Any notice or communication shall be in
                       -------
writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows:

                  if to the Company:

                           BJ Services Company
                           5500 Northwest Central Drive
                           Houston, TX  77092
                           Attention:  Vice President and Treasurer

                  if to the Trustee:

                           The Bank of New York
                           101 Barclay Street, Floor 21W
                           New York, New York 10286
                           Attention:  Corporate Trust Administration

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication given to a Securityholder shall be mailed by first-class mail to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

         If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

         Section 13.03. Communication by Holders with Other Holders.
                        -------------------------------------------
Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

         Section 13.04. Certificate and Opinion as to Conditions Precedent. Upon
                        --------------------------------------------------
any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Section 13.05. Statements Required in Certificate or Opinion. Each
                        ---------------------------------------------
Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                  (a) a statement that each person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

                  (c) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement that, in the opinion of such person, such covenant or condition has been complied with.

         Section 13.06. Separability Clause. In case any provision in this
                        -------------------
Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 13.07. Rules By Trustee, Paying Agent, Conversion Agent and
                        ----------------------------------------------------
Registrar. The Trustee may make reasonable rules for action by or a meeting of
---------
the Securityholders. The Registrar, Conversion Agent and the Paying Agent may make reasonable rules for their functions.

         Section 13.08. Consent to Jurisdiction. Each party hereto irrevocably
                        -----------------------
submits to the jurisdiction of any United States Federal or New York State court sitting in The City of New York, the Borough of Manhattan for the purpose of any suit, action or proceeding arising out of or related to this Indenture or any Note ("Proceedings"). Each such party waives to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such Proceedings brought in such a court and any claim that any such Proceedings have been brought in an inconvenient forum. Each such party agrees that final judgment in any Proceedings brought in such a court shall be conclusive and binding upon it and may be enforced in any court to the jurisdiction of which it is subject by a suit upon such judgment; provided, that in the case of the Company, service of process is effected on it in accordance with the provisions set forth herein or as otherwise permitted by law.

         As long as any Security remains outstanding, the Company shall at all times have an authorized agent in The City of New York, the Borough of Manhattan, upon whom process may be served in connection with any Proceedings. Service of process upon such agent and written notice of such service delivered to the Company shall, to the fullest extent permitted by applicable law, be deemed in every respect effective service of process upon the Company in any Proceedings.

         To the extent that the Company may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment (whether in aid of execution, before judgment, or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), the Company shall irrevocably agree not to claim and shall irrevocably waive such immunity to the full extent permitted by the laws of such jurisdiction.

         Section 13.09. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL
                        -------------
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         Section 13.10. No Recourse Against Others. A director, Officer,
                        --------------------------
employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

         Section 13.11. Successors. All agreements of the Company in this
                        ----------
Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         Section 13.12. Multiple Originals. The parties may sign any number of
                        -------------------
copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

         Section 13.13. References. All section references are to sections of
                        ----------
this Indenture unless specified otherwise.

         Section 13.14. Calculations. The Company shall be solely responsible
                        ------------
for making all calculations called for under the Securities and this Indenture. Such calculations include, but are not limited to, the calculations under Articles 3 and 6 hereof. The Company covenants to make all such calculations in good faith. Absent manifest error, such calculations shall be final and binding on Holders. The Company shall promptly provide a schedule of all its calculations to the Trustee. The Trustee shall always be entitled to assume that the Company has acted in good faith, and may conclusively rely on and shall be fully protected and shall incur no liability in relying on any calculation performed by the Company under or pursuant to the Indenture.

                                   SIGNATURES

         IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                         BJ SERVICES COMPANY

                                         By     /s/ T. M. Whichard
                                            ------------------------------
                                             Name: T. M. Whichard
                                             Title: Vice President and Treasurer

                                         THE BANK OF NEW YORK

                                         By:    /s/ Beata Hryniewicka
                                            ------------------------------
                                            Name: Beata Hryniewicka
                                                  -----------------
                                            Title: Assistant Treasurer

                                     ANNEX A

         THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL DEBT SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), BJ SERVICES
                                                       ---
COMPANY (THE "COMPANY") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD , ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A ("RULE 144A") THEREUNDER.

         THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR THE OVERALLOTMENT OPTION ISSUE DATE, IF ANY) AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A

"QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT,
(D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR
(E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                               BJ SERVICES COMPANY

                        Convertible Senior Note due 2022

No. R-144A-                                   CUSIP:  055482AE3
Issue Date: April 24, 2002                    Original Issue Discount: $209.24
Issue Price:  $790.76                         (for each $1,000 Principal
(for each $1,000 Principal                    Amount at Stated Maturity)
Amount at Stated Maturity)

          BJ SERVICES COMPANY, a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Principal Amount (the "Principal Amount") of
($      ) on April 24, 2022, and to pay interest on the Issue Price stated above from April 24, 2002 or from the most recent date to which interest has been paid or duly provided for, semiannually on April 24 and October 24 in each year (each, an "Interest Payment Date"), commencing October 24, 2002, at the rate of 0.50% per annum, until the principal hereof is paid or duly made available for payment. Interest on this Security shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the April 9 or October 9 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date.
Any interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular
Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted
Interest to be fixed by the Company, notice whereof shall be given to the Holders of the Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. This Security is convertible as specified on the other side on this Security.

         Payment of the principal of and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose, in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Registrar.

         Additional provisions of this Security are set forth on the reverse side of this Security.

Dated:  April 24, 2002

                                              BJ SERVICES COMPANY

                                              By:____________________________
                                                  T. M. Whichard
                                                  Treasurer

TRUSTEE'S CERTIFICATE OF
 AUTHENTICATION

THE BANK OF NEW YORK,
as Trustee, certifies that this
is one of the Securities referred
to in the within-mentioned Indenture.

By:_______________________________
         Authorized Signatory

Dated:   April 24, 2002

                               BJ SERVICES COMPANY

                        Convertible Senior Note due 2022

1.       Interest.
         --------

         If the Principal Amount hereof or any portion of such Principal Amount is not paid when due (whether upon acceleration pursuant to Section 6.02 of the Indenture, upon the date set for payment of the Redemption Price pursuant to paragraph 5 hereof, upon the date set for payment of the Purchase Price or Change in Control Purchase Price pursuant to paragraph 6 hereof or upon the Stated Maturity of this Security) or interest due hereon or any portion of such interest is not paid when due, then in each such case the overdue amount shall, to the extent permitted by law, bear interest at the rate of 1.625% per annum, compounded semi-annually, which interest shall accrue from the date such overdue amount was originally due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand. The accrual of such interest on overdue amounts shall be in lieu of, and not in addition to, the continued accrual of Original Issue Discount.

          Original Issue Discount (the difference between the Issue Price and the Principal Amount of the Security), in the period during which a Security remains outstanding, shall accrue at 1.625% per annum, on a semi-annual bond equivalent basis using a 360-day year comprised of twelve 30-day months, from the Issue Date of this Security.

2.       Method of Payment.
         -----------------

         Subject to the terms and conditions of the Indenture, the Company will make payments in respect of interest, Redemption Prices, Purchase Price, Change in Control Purchase Prices and at Stated Maturity to Holders who surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3.       Paying Agent, Conversion Agent and Registrar.
         --------------------------------------------

         Initially, The Bank of New York, a banking corporation organized and existing under the laws of the State of New York, (the "Trustee"), will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent, Registrar or co-registrar or Bid Solicitation Agent without notice, other than notice to the Trustee, except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent, Registrar or co-registrar.

4.       Indenture.
         ---------

         The Company has issued the Securities under an Indenture dated as of April 24, 2002 (the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Securities themselves and the Trust Indenture Act of 1939, as in effect from time to time (the "TIA"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

         The Securities are unsecured and unsubordinated obligations of the Company limited to $516,350,000 aggregate Principal Amount (subject to Section
2.07 of the Indenture) and will rank equally in right of payment to all the Company's present and future unsecured and unsubordinated indebtedness. The Indenture does not limit other indebtedness of the Company, secured or unsecured.

5.       Redemption at the Option of the Company.
         ---------------------------------------

         No sinking fund is provided for the Securities. The Securities are redeemable in cash as a whole, or from time to time in part, at any time at the option of the Company at the redemption prices set forth below (the "Redemption Price") plus accrued and unpaid interest on the Redemption Date, provided that the Securities are not redeemable prior to April 24, 2005.

         The table below shows the Redemption Prices of a Security per $1,000 Principal Amount on the dates shown below and at Stated Maturity. These prices reflect the Issue Price plus Accrued Original Issue Discount on the Redemption Date. The Redemption Price of a Security redeemed between such dates shall include an additional amount reflecting the additional Original Issue Discount accrued since the next preceding date in the table.

                                      Note       Accrued Original    Redemption
Redemption Date                    Issue Price      Issue Price        Price
---------------                 --------------  ------------------  ------------

April 24, 2005.................      $790.76           $27.23         $817.99
April 24, 2006.................      $790.76           $36.61         $827.37
April 24, 2007.................      $790.76           $46.14         $836.90
April 24, 2008.................      $790.76           $55.82         $846.58
April 24, 2009.................      $790.76           $65.67         $856.43
April 24, 2010.................      $790.76           $75.67         $866.43
April 24, 2011.................      $790.76           $85.84         $876.60
April 24, 2012.................      $790.76           $96.17         $886.93
April 24, 2013.................      $790.76          $106.67         $897.43
April 24, 2014.................      $790.76          $117.34         $908.10
April 24, 2015.................      $790.76          $128.19         $918.95
April 24, 2016.................      $790.76          $139.21         $929.97
April 24, 2017.................      $790.76          $150.42         $941.18
April 24, 2018.................      $790.76          $161.80         $952.56
April 24, 2019.................      $790.76          $173.38         $964.14
April 24, 2020.................      $790.76          $185.14         $975.90
April 24, 2021.................      $790.76          $197.09         $987.85
At Stated Maturity.............      $790.76          $209.24       $1,000.00

6.       Purchase by the Company at the Option of the Holder.
         ---------------------------------------------------

         Subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase, at the option of the Holder, the Securities held by such Holder on the following Purchase Dates and at the following prices per $1,000 Principal Amount, plus accrued and unpaid interest (the "Purchase Price"), upon delivery of a Purchase Notice containing the information set forth in the Indenture, at any time from the opening of business on the date that is at least 20 Business Days prior to such Purchase Date until the close of business on the Business Day immediately preceding such Purchase Date and upon delivery of the Securities to the Paying Agent by the Holder as set forth in the Indenture.

         Purchase Date                                      Purchase Price
         -------------                                      --------------
         April 24, 2005                                        $817.99
         April 24, 2007                                        $836.90
         April 24, 2012                                        $886.93
         April 24, 2017                                        $941.18

         The Purchase Price may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock of the Company, or in any combination thereof.

         At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase all or a portion of the Securities in integral multiples of $1,000 Principal Amount held by such Holder no later than 35 Business Days after the occurrence of a Change in Control of the Company occurring on or prior to April 24, 2005 for a Change in Control Purchase Price for each $1,000 Principal Amount of such Securities equal to the Issue Price plus accrued Original Issue Discount to the Change in Control Purchase Date, which Change in Control Purchase Price shall be paid in cash.

         Holders have the right to withdraw any Purchase Notice or Change in Control Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal within the times and otherwise in accordance with the provisions of the Indenture.

         If cash (and/or securities if permitted under the Indenture) sufficient to pay the Purchase Price or Change in Control Purchase Price, as the case may be, of all Securities or portions thereof to be purchased as of the Purchase Date or the Change in Control Purchase Date, as the case may be, is deposited with the Paying Agent on the Purchase Date or the Change in Control Purchase Date, as the case may be, Original Issue Discount and interest shall cease to accrue on such Securities (or portions thereof) immediately after such Purchase Date or Change in Control Purchase Date, as the case may be, and the Holder thereof shall have no other rights as such (other than the right to receive the Purchase Price or Change in Control Purchase Price, as the case may be, if any, upon surrender of such Security).

7.       Notice of Redemption.
         --------------------

         Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, immediately after such Redemption Date, Original Issue Discount and interest shall cease to accrue on such Securities or portions thereof. Securities in denominations larger than $1,000 of Principal Amount may be redeemed in part but only in integral multiples of $1,000 of Principal Amount.

8.       Conversion.
         ----------

         Subject to the provisions of this paragraph 8 and the terms of the Indenture and notwithstanding the fact that any other condition to conversion has not been satisfied, commencing after June 30, 2002, holders may surrender this Security for conversion into shares of Common Stock in any quarter (and only during such quarter), at their option, if the Sale Price of the Common Stock for at least 20 Trading Days in a period of 30 consecutive Trading Days ending on the last Trading Day of the immediately preceding quarter is more than the conversion trigger price. The "conversion trigger price" is a reference percentage beginning at 120% and declining 0.12658% per quarter thereafter to approximately 110% on the last day of the quarter ending March 31, 2022, of the accreted conversion price per share of Common Stock on the last day of such quarter.

         The "accreted conversion price" per share of Common Stock as of any day equals the quotient of:

           .        the Issue Price plus accrued Original Issue Discount to that day, divided by

           .        the number of shares of Common Stock issuable upon
                conversion of $1,000 Principal Amount of Securities on that day.

         The table below shows the conversion trigger price per share of Common Stock in respect of each of the first 12 calendar quarters. These prices reflect the accreted conversion price per share of Common Stock (assuming that no events occurred requiring an adjustment to the initial Conversion Rate of 14.9616 shares of Common Stock per $1,000 Principal Amount of Maturity) multiplied by the applicable percentage for the respective calendar quarter. Thereafter, the accreted conversion price per share of Common Stock increases each calendar quarter by the accrued Original Issue Discount for the quarter and the applicable percentage declines by 0.12658% per quarter. The conversion trigger price for the calendar quarter beginning April 1, 2022 is $73.46.

                                                     Accreted                Applicable               Conversion
                  Quarter(*)                     Conversion Price            Percentage             Trigger Price
                  --------                     --------------------        --------------         -----------------
2002
     Third Quarter.........................            $52.96                120.00000%                  $63.55
     Fourth Quarter........................            $53.11                119.87342%                  $63.66

2003
     First Quarter.........................            $53.26                119.74684%                  $63.78
     Second Quarter........................            $53.41                119.62026%                  $63.89
     Third Quarter.........................            $53.56                119.49368%                  $64.00
     Fourth Quarter........................            $53.71                119.36710%                  $64.11
2004
     First Quarter.........................            $53.87                119.24052%                  $64.23
     Second Quarter........................            $54.02                119.11394%                  $64.35
     Third Quarter.........................            $54.17                118.98736%                  $64.46
     Fourth Quarter........................            $54.32                118.86078%                  $64.57
2005
     First Quarter.........................            $54.48                118.73420%                  $64.69
     Second Quarter........................            $54.63                118.60762%                  $64.80

----------
* This table assumes no events have occurred that would require an adjustment to the conversion rate.

         Subject to the provisions of this paragraph 8 and the Indenture and notwithstanding the fact any other condition to conversion has not been satisfied, Holders may convert the Securities into Common Stock on a Conversion Date during any period in which the credit rating assigned to the Securities by a Rating Agency is reduced to or below the Applicable Rating. "Rating Agency" means (1) Moody's Investors Service, Inc. and its successors ("Moody's") and (2)
                                                               -------
Standard & Poor's Credit Market Services, a division of The McGraw-Hill Companies Inc., and its successors ("Standard & Poor's"). "Applicable Rating"
                                     -----------------
means (1) Ba2, in the case of Moody's (or its equivalent under any successor ratings categories of Moody's), (2) BB+, in the case of Standard & Poor's (or its equivalent under any successor ratings categories of Standard & Poor's), or
(3) the equivalent in respect of ratings categories of any Rating Agencies which are successors to Moody's and Standard & Poor's.

         Subject to the provisions of this paragraph 8 and the Indenture and notwithstanding the fact that any other condition to conversion has not been satisfied, a Holder may convert into Common Stock a Security or portion of a Security which has been called for redemption pursuant to paragraph 5 hereof, even if the Security, or any portion thereof, is not subject to conversion by the Holder, provided such Securities are surrendered for conversion prior to the close of business on the second Business Day immediately preceding the Redemption Date.

         Subject to the provisions of this paragraph 8 and the Indenture and notwithstanding the fact that any other condition to conversion has not been satisfied, in the event that the Company declares a dividend or distribution described in Section 11.08 of the Indenture, or a dividend or a distribution described in Section 11.09 of the Indenture where the fair market value of such dividend or distribution per share of Common Stock, as determined in the Indenture, exceeds

15% of the Sale Price of the Common Stock on the Trading Day immediately preceding the date of declaration for such dividend or distribution, the Securities may be surrendered for conversion beginning on the date the Company gives notice to the Holders of such right, which shall not be less than 20 days prior to the Ex-Dividend Time for such dividend or distribution, and Securities may be surrendered for conversion at any time thereafter until the close of business on the Business Day prior to the Ex-Dividend Time or until the Company announces that such dividend or distribution will not take place.

         Subject to the provisions of this paragraph 8 and the Indenture and notwithstanding the fact that any other condition to conversion has not been satisfied, in the event the Company is a party to a consolidation, merger or binding share exchange pursuant to which the Common Stock would be converted into cash, securities or other property as set forth in Section 11.15 of the Indenture, the Securities may be surrendered for conversion at any time from and after the date which is 15 days prior to the date of the anticipated effective time of such transaction announced by the Company until 15 days after the actual effective date of such transaction, and at the effective time of such transaction the right to convert a Security into Common Stock will be deemed to have changed into a right to convert it into the kind and amount of cash, securities or other property which the holder would have received if the holder had converted its Security immediately prior to the transaction.

         A Security in respect of which a Holder has delivered a Purchase Notice or Change in Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

         The initial Conversion Rate is 14.9616 shares of Common Stock per $1,000 Principal Amount, subject to adjustment for certain events described in the Indenture or this paragraph 8. The Company will deliver cash or a check in lieu of any fractional share of Common Stock.

         Securities or portions thereof surrendered for conversion during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except for Securities called for redemption on a Redemption Date that occurs during the period between the close of business on a Regular Record Date and the opening of business on the fourth business day after the Interest Payment Date to which such Regular Record Date relates) be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date.

         A Holder's right to convert the Securities into Common Stock of the Company is also subject to the Company's right to elect to pay such Holder the amount of cash set forth in the next succeeding sentence in lieu of delivering all or part of such Common Stock. The amount of cash to be paid for each $1,000 principal amount of a Security shall be equal to the average sale price of Common Stock for the five consecutive Trading Days (the "Cash Settlement Averaging Period") immediately following (a) the date of the notice of the Company's election to deliver cash as described below if the Company has not previously given notice of redemption and the expiration of the Conversion Retraction Period (as defined below), or (b) the Conversion Date, in the case of conversion following the Company's notice of redemption specifying that the Company intends to deliver cash upon conversion, in either case multiplied by the Conversion

Rate in effect on that date. The Company will inform the holders through the Trustee no later than two Business Days following the Conversion Date of its election ("Cash Settlement Notice Period") to pay cash in lieu of delivery of the Common Stock otherwise issuable upon conversion, unless the Company has already informed Holders of its election in connection with the Company's redemption of the Securities. If the Company chooses to satisfy all or a portion of its obligation in cash, notice of such election will specify the dollar amount to be satisfied in cash. Holders may retract their conversion notice at any time during the two Business Day period beginning on the day after the final day of the Cash Settlement Notice Period ("Conversion
Retraction Period"); no such retraction can be made (and a conversion notice shall be irrevocable) if the Company does not elect to deliver cash in lieu of Common Stock. If the conversion notice has not been retracted, then settlement (in cash and/or Common Stock) will occur on the day following the final day of the Cash Settlement Averaging Period. If an Event of Default (other than a default in a cash payment upon conversion of the Securities), has occurred and is continuing, the Company may not pay cash (other than cash in lieu of fractional shares) upon conversion of any Securities or portion of the Security.

         If the Company specifies a cash settlement amount (the "Cash Settlement Amount"), the settlement amounts will be computed as follows:

         Cash Settlement Portion: the Cash Settlement Amount specified by the Company, plus

         Common Stock Settlement Portion: Conversion ratio minus the quotient of the Cash Settlement Amount divided by the average stock price, where the average stock price is the average closing price of the Common Stock during the 5 Trading Days referred to above.

         A Holder may only convert a portion of a Security pursuant to the terms of this paragraph 8 and in accordance with the Indenture if the Principal Amount of such portion is $1,000 or an integral multiple of $1,000. No payment or adjustment will be made for dividends on the Common Stock except as provided herein and in the Indenture. On conversion of a Security, that portion of Accrued Original Issue Discount attributable to the period from the Issue Date through the Conversion Date and (except as provided above) any accrued and unpaid interest with respect to the converted Security shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through the delivery of the Common Stock (together with any cash payment) in exchange for the Security being converted pursuant to the terms hereof; and the fair market value of such shares of Common Stock (together with any such cash payment) shall be treated as issued, to the extent thereof, first in exchange for Original Issue Discount accrued through the Conversion Date and accrued and unpaid interest, and the balance, if any, of such fair market value of such Common Stock (and any such cash payment) shall be treated as issued in exchange for the Issue Price of the Security being converted pursuant to the provisions hereof.

         Pursuant to the terms and conditions of the Indenture, the Conversion Rate will be adjusted for dividends or distributions on Common Stock payable in Common Stock or other Capital Stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock for a period expiring within 45 days at less than the Sale Price of the Common Stock at the Time of Determination; and distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding certain cash dividends or other cash distributions from current or retained earnings other than Extraordinary Cash Dividends). However, no adjustment need be made if Securityholders may participate in the transaction or in certain other cases. The Company from time to time may voluntarily increase the Conversion Rate.

         If the Company is a party to a consolidation, merger or binding share exchange or a transfer of all or substantially all of its assets, or upon certain distributions described in the Indenture, the right to convert a Security into Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or another person.

         The Conversion Rate will not be adjusted for Accrued Original Issue Discount or any interest.

10.      [Reserved.]

11.      Defaulted Interest.
         ------------------

         Except as otherwise specified with respect to the Securities, any interest on any Security shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date or accrual date, as the case may be, by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company as provided for in Section 12.02 of the Indenture.

12.      Denominations; Transfer; Exchange.
         ---------------------------------

         The Securities are in fully registered form, without coupons, in denominations of $1,000 of Principal Amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Purchase Notice or Change in Control Purchase Notice has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

13.      Persons Deemed Owners.
         ---------------------

         The registered Holder of this Security may be treated as the owner of this Security for all purposes.

14.      Unclaimed Money or Securities.
         -----------------------------

         The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property laws. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

15.      Amendment.
         ---------

         Subject to certain exceptions set forth in the Indenture, the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 5 or Section 11.15 of the Indenture, to secure the Company's obligations under this Security or to add to the Company's covenants for the benefit of the Securityholders or to surrender any right or power conferred, or to comply with any requirement of the SEC in connection with the qualification of the Indenture under the TIA, or as necessary in connection with the registration of the Securities under the Securities Act.

16.      Defaults and Remedies.
         ---------------------

         If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

         Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of amounts specified in Sections 6.01(a) or 6.01(b) of the Indenture) if it determines that withholding notice is in their interests.

17.      Trustee Dealings with the Company.
         ---------------------------------

         Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its respective Affiliates and may otherwise deal with the Company or its respective Affiliates with the same rights it would have if it were not Trustee.

18.      No Recourse Against Others.
         --------------------------

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a

Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

19.      Authentication.
         --------------

         This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

20.      Abbreviations.
         -------------
         Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

22.      GOVERNING LAW.
         -------------

                  THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY.

                                 _______________________

                  The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture.

                           BJ Services Company
                           5500 Northwest Central Drive
                           Houston, TX  77092
                           Attention:  General Counsel

                      ASSIGNMENT FORM                                           CONVERSION NOTICE
To assign this Security, fill in the form below:             To convert this Security into Common Stock of the
                                                             Company, check the box:
I or we assign and transfer this Security to                 To convert only part of this Security, state the
                                                             Principal Amount to be converted (which must
_________________________________________________            be $1,000 or an integral multiple of $1,000): $
                                                             _________________________________
_________________________________________________
   (Insert assignee's soc. Sec. or tax ID no.)
                                                             If you want the stock certificate made out in another
_________________________________________________            person's name, fill in the form below:

_________________________________________________            ___________________________________________
    (Print or type assignee's name, address
                  and zip code)                              ___________________________________________
                                                             (Insert other person's soc. sec. or tax ID no.)
and irrevocably appoint _________________________
agent to transfer this Security on the books of the          ___________________________________________
Company. The agent may substitute
another to act for him.                                      ___________________________________________
                                                             (Print or type other person's name, address and
                                                              zip code)

Date: ___________________________                            Your
                                                             Signature: __________________________________*
                                                             (Sign exactly as your name appears on the other side of
                                                             this Security)

* Your signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be
          -----
determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   EXHIBIT B-1

                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
               REGISTRATION OF TRANSFER OF RESTRICTED SECURITIES/1/

         Re:   Convertible Senior Notes due 2022 (the "Securities") of BJ
Services Company

         This certificate relates to $___________ principal amount of Securities owned in (check applicable box)

         [ ]       book-entry or

         [ ]       definitive form

by _________________________________________________________ (the "Transferor").

         The Transferor has requested a Security Registrar or the Trustee to exchange or register the transfer of such Securities.

         In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Securities as provided in Section 2.12 of the Indenture dated as of April 24, 2002 (the "Indenture"), between BJ Services Company and The Bank of New York, as trustee.

         In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of the Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

        (1)         [ ]     to the Company or a subsidiary of the Company; or

        (2)         [ ]     pursuant to an effective registration statement
                            under the Securities Act of 1933; or

        (3)         [ ]     to a "qualified institutional buyer" (as defined in
                            Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

        (4)         [ ]     to an institutional accredited investor, defined in
                            Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act; or

___________________________
/1/ This certificate should only be included if this Security is a Transfer Restricted Security.

                                      B-1-1

        (5)         [ ]     pursuant to another available exemption from
                            registration under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof, provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                               ________________________________
                                               Signature

Signature Guarantee:

________________________________               ________________________________
Signature must be guaranteed by an             Signature
"eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the
Security Transfer Agent Medallion
Program ("STAMP") or such other
"signature guarantee program" as may
be determined by the Registrar in
addition to, or in substitution for,
STAMP, all in accordance with the
Securities Exchange Act of 1934, as
amended.

             TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_______________________        __________________________________
                                     NOTICE:  To be executed by an
                                              executive officer

                                      B-1-2

                                   EXHIBIT B-2

             Form of Letter to be Delivered by Accredited Investors

BJ Services
5500 Northwest Central Drive
Houston, TX  77092
Attention:  General Counsel

The Bank of New York, as Security Registrar
101 Barclay Street, Floor 21W
New York, New York 10286
Attention:  Corporate Trust Administration

Dear Sirs:

         We are delivering this letter in connection with the proposed transfer of $_____________ principal amount of the Convertible Senior Notes due 2022 (the "Securities") of BJ Services Company (the "Company"), which are convertible into shares of Common Stock of the Company.

         We hereby confirm that:

                  (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (an "Institutional Accredited Investor");

                  (ii) the purchase of Securities by us is for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Securities as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

                  (iii) we will acquire Securities having a minimum aggregate principal amount of not less than $100,000 for our own account or for any separate account for which we are acting;

                  (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Securities; and

                                      B-1-3

                  (v) we are not acquiring Securities with a view to distribution thereof or with any present intention of offering or selling Securities or the Common Stock deliverable upon conversion thereof, except as permitted below; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control.

         We understand that the Securities were originally offered and sold in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Securities and the shares of Common Stock (the "Securities") issuable upon conversion thereof have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to resell or otherwise transfer such Securities prior to the date on which the Securities are transferable pursuant to Rule 144(k) under the Securities Act, such Securities may be resold or otherwise transferred only (i) to the Company or any subsidiary thereof, or (ii) for as long as the Securities are eligible for resale pursuant to Rule 144A, to a person we reasonably believe to be a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of such a qualified institutional buyer to which notice is given that the transfer is being made in reliance on Rule 144A, or (iii) to an Institutional Accredited Investor that is acquiring the Security for its own account, or for the account of such an Institutional Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or (iv) pursuant to another available exemption from registration under the Securities Act (if applicable), or (v) pursuant to a registration statement which has been declared effective under the Securities Act and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Securities. We further agree to provide any person purchasing any of the Securities other than pursuant to clause (v) above from us a notice advising such purchaser that resales of such securities are restricted as stated herein. We understand that the trustee or the transfer agent, as the case may be, for the Securities will not be required to accept for registration of transfer any Securities pursuant to (iii) or (iv) above except upon presentation of evidence satisfactory to the Company and the trustee that the foregoing restrictions on transfer have been complied with. We further understand that any Securities will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph other than certificates representing Securities transferred pursuant to clause (v) above.

         We acknowledge that the Company, others, the Trustee, the Security Registrar and you will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                           ____________________________________
                                           (Name of Purchaser)

                                            By:________________________________
                                               Name:
                                               Title:
                                               Address:

                                      5